[GRAPHIC OMMITTED]

THE
HARTFORD

INVESTOR FINANCIAL SUPPLEMENT

DECEMBER 31, 2002

                                    - OFC -

     The Hartford
     Hartford Plaza, HO-2-80
     Hartford, Connecticut  06115

     Hans Miller
     Senior Vice President
     Planning, Development and Investor Relations
     Phone (860) 547-2751




     This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.



                                    - IFC -

                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                          INVESTOR FINANCIAL SUPPLEMENT
                                    CONTENTS


                   Basis of Presentation .................................  i-ii

CONSOLIDATED       Consolidated Financial Results ........................     1
                   Consolidating Income Statements and Financial Data
                      Fourth Quarter Ended December 31, 2002 and 2001 ....     2
                      Year Ended December 31, 2002 and 2001 ..............     3
                   Consolidating Balance Sheets
                      As of December 31, 2002 and 2001 ...................     4
                   Capital Structure .....................................     5
                   Accumulated Other Comprehensive Income, net of tax ....     6

LIFE               Operating Results .....................................     8
                   Financial Highlights ..................................     9
                   Supplemental Data .....................................    10
                   Investment Products
                      Income Statements
                          Individual Annuity .............................    11
                          Other ..........................................    12
                      Supplemental Data
                          Sales/Other Deposits ...........................    13
                          Assets Under Management ........................    14
                          Individual Annuity - Account Value Rollforward .    15
                          Other - Account Value and Asset Rollforward ....    16
                          Guaranteed Minimum Death Benefits ..............    17
                   Individual Life
                      Income Statements ..................................    18


LIFE                  Supplemental Data ..................................    19
(continued)           Account Value Rollforward ..........................    20
                   Group Benefits
                      Income Statements ..................................    21
                      Supplemental Data ..................................    22

PROPERTY &         Operating Results .....................................    26
CASUALTY           North American Underwriting Results
                      North American Underwriting Results and
                          Selected Financial Data ........................    27
                      Business Insurance .................................    28
                      Personal Lines .....................................    29
                      Specialty Commercial ...............................    30
                      Reinsurance ........................................    31
                   Other Operations ......................................    32

INVESTMENTS        General Account
                      Investment Earnings Before-tax
                          Fourth Quarter Ended December 31, 2002 and 2001     35
                          Year Ended December 31, 2002 and 2001 ..........    36
                      Composition of Invested Assets .....................    37
                      Fixed Maturities by Type at Fair Value .............    38
                      Fixed Maturities Asset Quality .....................    39
                   Life General and Guaranteed Separate Account
                      Composition of Invested Assets .....................    40
                      Fixed Maturities by Type at Fair Value .............    41
                      Fixed Maturities Asset Quality .....................    42

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              BASIS OF PRESENTATION



DEFINITIONS AND PRESENTATION
----------------------------

   o  All amounts are in millions, except for per share and ratio information.

   o Operating income represents after-tax operational results excluding, as applicable, net realized capital gains or losses, restructuring charges, losses from early retirement of debt, the cumulative effect of accounting changes and certain other items. Operating income is an internal performance measure used by the Company in the management of its operations. Management believes that this performance measure delineates the results of operations of the Company's ongoing businesses in a manner that allows for a better understanding of the underlying trends in the Company's current business.

   o Net income and net realized capital losses for the fourth quarter ended December 31, 2002 include impairments on securities of $83, after-tax, partially offset by net realized capital gains of $40, after-tax. Net income and net realized capital losses for the year ended December 31, 2002 include impairments on securities of $373, after-tax, partially offset by net realized capital gains of $123, after-tax.

   o Restructuring charges of $11, after-tax, for the fourth quarter ended December 31, 2001 are primarily related to the restructuring of HartRe's international operations.

   o Life debt as of December 31, 2002 reflects proceeds of $75 of previously issued debt formerly allocated to Corporate.

   o  Trust  preferred  securities   represent  company  obligated   mandatorily
      redeemable preferred securities of subsidiary trusts holding solely junior subordinated debentures.

   o  Accumulated other comprehensive income ("AOCI") represents unrealized gain
      (loss) on securities, net gain on cash-flow hedging instruments, cumulative translation adjustments and minimum pension liability adjustment, net of tax.

   o Assets under management is an internal performance measure used by the Company since a significant portion of the Company's revenue is based upon asset values. Revenues increase or decrease with a rise or fall, respectively, in the level of assets under management.

   o Investment yield is calculated by dividing after-tax net investment income by average invested assets at amortized cost.

   o Property & Casualty includes North American and Other Operations. Other Operations includes certain property and casualty insurance operations which have discontinued writing new business, claims related to asbestos and environmental exposures and Property & Casualty's International businesses up until their dates of sale.

   o Corporate includes primarily proceeds from third quarter 2002 debt and equity issuances as well as amounts related to the June 2000 acquisition of the minority interest in Hartford Life, Inc. ("HLI").

   o Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford's current business. These measures include sales, account value rollforward, inforce and written premium.

   o The Hartford, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims expense (exclusive of claim adjustment expenses) to earned premiums. The loss adjustment expense ratio represents the ratio of claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (commissions; taxes, licenses and fees; as well as other underwriting expenses) to written premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss ratio, the loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and statutory expenses, respectively. The combined ratio presents the total cost per $100 of premium production. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting loss. GAAP combined ratios differ from statutory combined ratios primarily due to the deferral and amortization of certain expenses for GAAP reporting purposes and the use of written premiums in the expense ratio rather than earned premiums.

   o Certain reclassifications have been made to the prior periods to conform to the December 31, 2002 presentation.

   o  NM - Not meaningful

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              BASIS OF PRESENTATION
                                   (continued)



ACQUISITIONS AND DISPOSITIONS
-----------------------------

   o On April 2, 2001, The Hartford completed the purchase of the individual life insurance, annuity and mutual fund businesses of Fortis, Inc. for $1.12 billion in cash. The acquisition was accounted for as a purchase transaction and, as such, the revenues and expenses generated by this business are included in the Company's operating results from April 2, 2001 forward.

ACCOUNTING CHANGES
------------------


   o In the fourth quarter of 2002, The Hartford early adopted Statement of Financial Accounting Standards ("SFAS") No. 145 "Rescission of FASB Statements No. 4, 44, and 64, Amendment of No. 13 and Technical Corrections", retroactively and reclassified the 2001 extraordinary loss from early retirement of debt of $13, before-tax, to other expenses. However, the loss of $8 after-tax has been excluded from operating income.

   o Effective January 1, 2002, The Hartford adopted SFAS No. 142, "Goodwill and Other Intangible Assets," which eliminated the amortization of goodwill and other intangibles with indefinite useful lives.

   o In the second quarter of 2001, The Hartford adopted Emerging Issues Task Force ("EITF") Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" and recorded an $(11) cumulative effect impact.

   o In the first quarter of 2001, The Hartford adopted SFAS No. 133, as amended, "Accounting for Derivative Instruments and Hedging Activities" and recorded a $(23) cumulative effect impact. Included in The Hartford's unrealized gain or loss on securities is the net deferred gain or loss on derivative instruments qualifying as cash-flow hedges.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                         CONSOLIDATED FINANCIAL RESULTS

                                                                                                 FOURTH QUARTER ENDED
                                                                                                   DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                          2002           2001         CHANGE
                                                                                       -----------     ----------    ---------

HIGHLIGHTS           Net income [1] [2]                                                     $ 258          $ 144          79%
                     Operating income [1] [2]                                               $ 301          $ 261          15%
                     Total revenues [3]                                                   $ 4,161        $ 3,856           8%
                     Total assets
                     Total assets under management [4]

--------------------------------------------------------------------------------------------------------------------------------

PER SHARE            Basic earnings per share [1] [2]
AND SHARES DATA          Net income                                                        $ 1.01         $ 0.59          71%
                         Operating income                                                  $ 1.18         $ 1.07          10%
                     Diluted earnings per share [1] [2]
                         Net income                                                        $ 1.01         $ 0.58          74%
                         Operating income                                                  $ 1.17         $ 1.06          10%
                     Weighted average common shares outstanding                             255.2          244.1         11.1
                     Weighted average common shares outstanding
                          and dilutive potential common shares                              256.3          247.1          9.2
                     Common shares outstanding
                     Book value (including AOCI)
                     Book value (excluding AOCI)

--------------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS     ROE (net income last 12 months-equity including AOCI) [1]
                     ROE (operating income last 12 months-equity excluding AOCI) [1]
                     Investment yield, after-tax
                     Debt (incl. Trust Preferred Securities) to capitalization incl. AOCI
                     North American Property & Casualty combined ratio [5]                   99.4          104.6          5.2

--------------------------------------------------------------------------------------------------------------------------------

                                                                                                      YEAR ENDED
                                                                                                      DECEMBER 31,
                                                                                     -----------------------------------------
                                                                                         2002           2001         CHANGE
                                                                                     -------------   ------------   ----------

HIGHLIGHTS           Net income [1] [2]                                                   $ 1,000          $ 507          97%
                     Operating income [1] [2]                                             $ 1,250          $ 724          73%
                     Total revenues [3]                                                  $ 15,907       $ 15,147           5%
                     Total assets                                                       $ 182,043      $ 181,593           -
                     Total assets under management [4]                                  $ 198,676      $ 198,914           -

------------------------------------------------------------------------------------------------------------------------------

PER SHARE            Basic earnings per share [1] [2]
AND SHARES DATA          Net income                                                        $ 4.01         $ 2.13          88%
                         Operating income                                                  $ 5.01         $ 3.05          64%
                     Diluted earnings per share [1] [2]
                         Net income                                                        $ 3.97         $ 2.10          89%
                         Operating income                                                  $ 4.96         $ 3.00          65%
                     Weighted average common shares outstanding                             249.4          237.7         11.7
                     Weighted average common shares outstanding
                          and dilutive potential common shares                              251.8          241.4         10.4
                     Common shares outstanding                                              255.2          245.5          9.7
                     Book value (including AOCI)                                          $ 42.06        $ 36.71          15%
                     Book value (excluding AOCI)                                          $ 37.77        $ 34.54           9%

--------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS     ROE (net income last 12 months-equity including AOCI) [1]              10.1%           6.2%          3.9
                     ROE (operating income last 12 months-equity excluding AOCI) [1]        13.8%           9.3%          4.5
                     Investment yield, after-tax                                             4.3%           4.7%         (0.4)
                     Debt (incl. Trust Preferred Securities) to capitalization incl. AOCI   29.0%          30.6%         (1.7)
                     North American Property & Casualty combined ratio [5]                   99.2          112.4         13.2

------------------------------------------------------------------------------------------------------------------------------

[1] 2002 includes the earnings impacts of the $76 tax benefit in Life, the $11 after-tax expense in Life related to Bancorp Services, LLC litigation and the $8 after-tax benefit in Life's September 11 Terrorist Attack exposure. 2001 includes $440 of after-tax losses related to the September 11 Terrorist Attack and the $130 tax benefit in Life.
[2] The fourth quarter and year ended December 31, 2001 includes after-tax goodwill amortization of $14 and $52, respectively.
[3] Included in the quarter ended December 31, 2001 is additional premium of $23, an adjustment for reinsurance cessions related to the September 11 Terrorist Attack. The year ended December 31, 2001 is net of $91 of reinsurance cessions related to the September 11 Terrorist Attack.
[4] Includes $15,321 and $16,809 of mutual fund assets and $1,312 and $512 of third party assets managed by HIMCO as of December 31, 2002 and 2001, respectively.
[5] 2001 includes the impact of the September 11 Terrorist Attack. Excluding the September 11 Terrorist Attack, NAP&C combined ratio was 103.4 for the year ended December 31, 2001.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
               CONSOLIDATING INCOME STATEMENTS AND FINANCIAL DATA
                 FOURTH QUARTER ENDED DECEMBER 31, 2002 AND 2001

                                                                LIFE                     PROPERTY & CASUALTY
                                                      --------------------------      --------------------------
                                                        2002    2001    CHANGE          2002     2001   CHANGE
                                                        ----    ----    ------          ----     ----   ------

Earned premiums [1]                                      $ 538   $ 543      (1%)       $ 2,154  $ 1,912     13%
Fee income                                                 616     691     (11%)             -        -      -
Net investment income                                      498     459       8%            288      262     10%
Other revenues                                              29      32      (9%)            99       97      2%
Net realized capital losses                                (64)    (66)      3%             (3)     (79)    96%
-------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                       1,617   1,659      (3%)         2,538    2,192     16%

Benefits, claims and claim adjustment expenses [2]         904     883       2%          1,555    1,444      8%
Amortization of deferred policy acquisition costs and
     present value of future profits                       142     170     (16%)           403      414     (3%)
Insurance operating costs and expenses                     388     389       -             268      187     43%
Goodwill amortization                                        -       8    (100%)             -        1   (100%)
Other expenses                                              30      30       -             147      154     (5%)
-------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                          1,464   1,480      (1%)         2,373    2,200      8%

    INCOME BEFORE INCOME TAXES                             153     179     (15%)           165       (8)      NM

Income tax expense (benefit)                                28      44     (36%)            24      (33)      NM
-------------------------------------------------------------------------------------------------------------------

    NET INCOME [3]                                         125     135      (7%)           141       25       NM

Restructuring charges, net of tax [4]                        -       -       -               -      (10)   100%
Loss from early retirement of debt, net of tax               -       -       -               -       (8)   100%
Net realized capital losses, after-tax                     (42)    (46)      9%             (1)     (52)    98%
-------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME                                     $ 167   $ 181      (8%)         $ 142     $ 95     49%
-------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Basic earnings per share
     Net income
     Operating income
Diluted earnings per share
     Net income
     Operating income
-------------------------------------------------------------------------------------------------------------------



                                                              CORPORATE                     CONSOLIDATED
                                                       ------------------------       --------------------------
                                                        2002     2001   CHANGE          2002     2001   CHANGE
                                                        ----    ----    ------          ----     ----   ------

Earned premiums [1]                                        $ -      $ -     -          $ 2,692  $ 2,455     10%
Fee income                                                   -        -     -              616      691    (11%)
Net investment income                                        6        5    20%             792      726      9%
Other revenues                                               -        -     -              128      129     (1%)
Net realized capital losses                                  -        -     -              (67)    (145)    54%
----------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                           6        5    20%           4,161    3,856      8%

Benefits, claims and claim adjustment expenses [2]           1        2   (50%)          2,460    2,329      6%
Amortization of deferred policy acquisition costs and
     present value of future profits                         -        -     -              545      584     (7%)
Insurance operating costs and expenses                       -        -     -              656      576     14%
Goodwill amortization                                        -        8  (100%)              -       17   (100%)
Other expenses                                              17       15    13%             194      199     (3%)
----------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                             18       25   (28%)          3,855    3,705      4%

    INCOME BEFORE INCOME TAXES                             (12)     (20)   40%             306      151    103%

Income tax expense (benefit)                                (4)      (4)    -               48        7       NM
----------------------------------------------------------------------------------------------------------------

    NET INCOME [3]                                          (8)     (16)   50%             258      144     79%

Restructuring charges, net of tax [4]                        -       (1)  100%               -      (11)   100%
Loss from early retirement of debt, net of tax               -        -     -                -       (8)   100%
Net realized capital losses, after-tax                       -        -     -              (43)     (98)    56%
----------------------------------------------------------------------------------------------------------------

    OPERATING INCOME                                      $ (8)   $ (15)   47%           $ 301    $ 261     15%
----------------------------------------------------------------------------------------------------------------

PER SHARE DATA
Basic earnings per share
     Net income                                                                         $ 1.01   $ 0.59     71%
     Operating income                                                                   $ 1.18   $ 1.07     10%
Diluted earnings per share
     Net income                                                                         $ 1.01   $ 0.58     74%
     Operating income                                                                   $ 1.17   $ 1.06     10%
----------------------------------------------------------------------------------------------------------------

[1] For 2001, Property & Casualty includes additional premium of $23, which was offset in benefits expense, representing an adjustment for reinsurance cessions related to the September 11 Terrorist Attack.
[2] Before-tax catastrophes for Property & Casualty were $16 for 2002 and $10 for 2001.
[3] Includes after-tax catastrophes of $10 and $6 for the fourth quarter ended December 31, 2002 and 2001, respectively. 2001 includes after-tax goodwill amortization of $14 ($5, $1 and $8 for Life, Property & Casualty and Corporate, respectively).
[4] Restructuring charges are primarily related to the restructuring of HartRe's international operations.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
               CONSOLIDATING INCOME STATEMENTS AND FINANCIAL DATA
                      YEAR ENDED DECEMBER 31, 2002 AND 2001

                                                               LIFE               PROPERTY & CASUALTY
                                                       ---------------------      ---------------------
                                                        2002   2001   CHANGE       2002   2001   CHANGE
                                                        ----   ----   ------       ----   ----   ------

Earned premiums [1]                                   $ 2,187 $ 2,142    2%      $ 8,114 $7,267    12%
Fee income                                              2,577   2,633   (2%)           -      -     -
Net investment income                                   1,858   1,779    4%        1,075  1,053     2%
Other revenues                                            120     128   (6%)         356    363    (2%)
Net realized capital losses                              (317)   (133)(138%)         (83)  (103)   19%
----------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                      6,425   6,549   (2%)       9,462  8,580    10%

Benefits, claims and claim adjustment expenses [2] [3]  3,648   3,611    1%        5,870  6,146    (4%)
Amortization of deferred policy acquisition costs and
     present value of future profits                      628     642   (2%)       1,613  1,572     3%
Insurance operating costs and expenses                  1,438   1,390    3%          879    647    36%
Goodwill amortization                                       -      24 (100%)           -      3  (100%)
Other expenses                                            144     117   23%          559    560     -
----------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                         5,858   5,784    1%        8,921  8,928     -

    INCOME BEFORE INCOME TAXES AND CUMULATIVE
        EFFECT OF ACCOUNTING CHANGE                       567     765  (26%)         541   (348)    NM

Income tax expense (benefit) [4]                           10      54  (81%)          72   (241)    NM
----------------------------------------------------------------------------------------------------------

    INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE  557     711  (22%)         469   (107)    NM

Cumulative effect of accounting change, net of tax          -     (26) 100%            -     (8)  100%
----------------------------------------------------------------------------------------------------------

    NET INCOME [5]                                        557     685  (19%)         469   (115)    NM

Restructuring charges, net of tax [6]                       -       -    -             -    (10)  100%
Loss from early retirement of debt, net of tax              -       -    -             -     (8)  100%
Cumulative effect of accounting change, net of tax [7]      -     (26) 100%            -     (8)  100%
Net realized capital losses, after-tax                   (196)    (89)(120%)         (54)   (75)   28%
----------------------------------------------------------------------------------------------------------

    OPERATING INCOME                                    $ 753   $ 800   (6%)       $ 523  $ (14)    NM
----------------------------------------------------------------------------------------------------------

PER SHARE DATA
Basic earnings per share
     Net Income
     Operating income
Diluted earnings per share
     Net Income
     Operating income
----------------------------------------------------------------------------------------------------------



                                                             CORPORATE               CONSOLIDATED
                                                       ----------------------     ----------------------
                                                        2002   2001   CHANGE       2002    2001  CHANGE
                                                        ----   ----   ------       ----   ----   ------

Earned premiums [1]                                       $ -    $ -     -       $10,301 $9,409     9%
Fee income                                                  -      -     -         2,577  2,633    (2%)
Net investment income                                      20     18    11%        2,953  2,850     4%
Other revenues                                              -      -     -           476    491    (3%)
Net realized capital losses                                 -      -     -          (400)  (236)  (69%)
-------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                         20     18    11%       15,907 15,147     5%

Benefits, claims and claim adjustment expenses [2] [3]      6      7   (14%)       9,524  9,764    (2%)
Amortization of deferred policy acquisition costs and
     present value of future profits                        -      -     -         2,241  2,214     1%
Insurance operating costs and expenses                      -      -     -         2,317  2,037    14%
Goodwill amortization                                       -     33  (100%)           -     60  (100%)
Other expenses                                             54     54     -           757    731     4%
-------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                            60     94   (36%)      14,839 14,806     -

    INCOME BEFORE INCOME TAXES AND CUMULATIVE
        EFFECT OF ACCOUNTING CHANGE                       (40)   (76)   47%        1,068    341     NM

Income tax expense (benefit) [4]                          (14)   (13)   (8%)          68   (200)    NM
-------------------------------------------------------------------------------------------------------

    INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE  (26)   (63)   59%        1,000    541    85%

Cumulative effect of accounting change, net of tax          -      -     -             -    (34)  100%
-------------------------------------------------------------------------------------------------------

    NET INCOME [5]                                        (26)   (63)   59%        1,000    507    97%

Restructuring charges, net of tax [6]                       -     (1)  100%            -    (11)  100%
Loss from early retirement of debt, net of tax              -      -     -             -     (8)  100%
Cumulative effect of accounting change, net of tax [7]      -      -     -             -    (34)  100%
Net realized capital losses, after-tax                      -      -     -          (250)  (164)  (52%)
-------------------------------------------------------------------------------------------------------

    OPERATING INCOME                                    $ (26) $ (62)   58%       $1,250  $ 724    73%
-------------------------------------------------------------------------------------------------------

PER SHARE DATA
Basic earnings per share
     Net Income                                                                   $ 4.01 $ 2.13    88%
     Operating income                                                             $ 5.01 $ 3.05    64%
Diluted earnings per share
     Net Income                                                                   $ 3.97 $ 2.10    89%
     Operating income                                                             $ 4.96 $ 3.00    65%
-------------------------------------------------------------------------------------------------------

[1] For 2001, Property & Casualty is net of $91 of reinsurance cessions related to the September 11 Terrorist Attack.
[2] Before-tax catastrophes for Property & Casualty were $108 for 2002 and $124, excluding the September 11 Terrorist Attack, for 2001.
[3] For 2001, Life includes $31 and Property & Casualty includes $556 related to the September 11 Terrorist Attack.
[4] For the years ended December 31, 2002 and 2001, Life includes $76 and $130, respectively, of tax benefits primarily related to the favorable treatment of certain tax matters arising during the 1996-2002 tax years.
[5] Includes after-tax catastrophes in Property & Casualty of $70 and $501 (including $420 related to the September 11 Terrorist Attack) for the year ended December 31, 2002 and 2001, respectively. For 2002, includes $11 after-tax expense reflected in Life related to Bancorp Services LLC litigation and $8 after-tax benefit related to favorable development on Life's September 11 Terrorist Attack exposure. For 2001, includes after-tax goodwill amortization of $52 ($16, $3 and $33 for Life, Property & Casualty and Corporate, respectively).
[6] Restructuring charges are primarily related to the restructuring of HartRe's international operations.
[7] For the year ended December 31, 2001, represents the cumulative impact of the Company's adoption of EITF Issue 99-20 of $(11) and SFAS No. 133 of $(23).

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                          CONSOLIDATING BALANCE SHEETS

                                                                     LIFE                        PROPERTY & CASUALTY
                                                         ------------------------------    ----------------------------
                                                                 DEC. 31,                        DEC. 31,
                                                         ----------------------            --------------------
                                                           2002        2001      CHANGE      2002      2001      CHANGE
                                                         ----------  ---------- -------    --------- ---------- -------
Investments
     Fixed maturities, available for sale, at fair value  $ 29,377    $ 23,301     26%      $19,446    $16,742     16%
     Equity securities, available for sale, at fair value      458         428      7%          459        921    (50%)
     Policy loans, at outstanding balance                    2,934       3,317    (12%)           -          -      -
     Other investments                                       1,122       1,331    (16%)         668        646      3%
-------------------------------------------------------------------------------------------------------------------------
           Total investments                                33,891      28,377     19%       20,573     18,309     12%
Cash                                                           179         167      7%          198        186      6%
Premiums receivable and agents' balances                       208         229     (9%)       2,403      2,561     (6%)
Reinsurance recoverables                                       796         648     23%        4,299      4,514     (5%)
Deferred policy acquisition costs and present
     value of future profits                                 5,758       5,572      3%          930        847     10%
Deferred income tax                                           (274)        (16)    NM           610        689    (11%)
Goodwill                                                       796         796      -           153        153      -
Other assets                                                 1,362       1,116     22%        2,031      1,928      5%
Separate account assets                                    107,078     114,720     (7%)           -          -      -
-------------------------------------------------------------------------------------------------------------------------

           TOTAL ASSETS                                  $ 149,794    $151,609     (1%)     $31,197    $29,187      7%
-------------------------------------------------------------------------------------------------------------------------

Future policy benefits, unpaid claims and
     claim adjustment expenses                             $ 9,521     $ 8,842      8%      $17,159    $17,036      1%
Other policy funds and benefits payable                     23,019      19,357     19%            -          -      -
Unearned premiums                                               54          45     20%        3,942      3,399     16%
Debt                                                         1,125       1,050      7%        1,164        999     17%
Trust preferred securities                                     450         450      -         1,023        968      6%
Other liabilities                                            2,858       2,535     13%        2,939      2,734      7%
Separate account liabilities                               107,078     114,720     (7%)           -          -      -
-------------------------------------------------------------------------------------------------------------------------
           TOTAL LIABILITIES                               144,105     146,999     (2%)      26,227     25,136      4%
-------------------------------------------------------------------------------------------------------------------------

Equity x-AOCI, net of tax                                    4,980       4,414     13%        4,262      3,753     14%
AOCI, net of tax                                               709         196     NM           708        298    138%
-------------------------------------------------------------------------------------------------------------------------
           TOTAL STOCKHOLDERS' EQUITY                        5,689       4,610     23%        4,970      4,051     23%
-------------------------------------------------------------------------------------------------------------------------

           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $ 149,794    $151,609     (1%)     $31,197    $29,187      7%
-------------------------------------------------------------------------------------------------------------------------



                                                              CORPORATE                     CONSOLIDATED
                                                          --------------------------    ------------------------------
                                                                DEC. 31,                      DEC. 31,
                                                          ------------------            ---------------------
                                                           2002      2001     CHANGE      2002       2001      CHANGE
                                                          -------- --------- -------    ---------- ----------  -------
Investments
     Fixed maturities, available for sale, at fair value     $ 66       $ 3      NM      $ 48,889   $ 40,046      22%
     Equity securities, available for sale, at fair value       -         -       -           917      1,349     (32%)
     Policy loans, at outstanding balance                       -         -       -         2,934      3,317     (12%)
     Other investments                                          -         -       -         1,790      1,977      (9%)
----------------------------------------------------------------------------------------------------------------------
           Total investments                                   66         3      NM        54,530     46,689      17%
Cash                                                            -         -       -           377        353       7%
Premiums receivable and agents' balances                        -         -       -         2,611      2,790      (6%)
Reinsurance recoverables                                        -         -       -         5,095      5,162      (1%)
Deferred policy acquisition costs and present
     value of future profits                                    1         1       -         6,689      6,420       4%
Deferred income tax                                           209        20      NM           545        693     (21%)
Goodwill                                                      772       772       -         1,721      1,721       -
Other assets                                                    4         1      NM         3,397      3,045      12%
Separate account assets                                         -         -       -       107,078    114,720      (7%)
----------------------------------------------------------------------------------------------------------------------

           TOTAL ASSETS                                   $ 1,052     $ 797     32%      $182,043   $181,593       -
----------------------------------------------------------------------------------------------------------------------

Future policy benefits, unpaid claims and
     claim adjustment expenses                              $ (16)    $ (23)    30%      $ 26,664   $ 25,855       3%
Other policy funds and benefits payable                        (1)       (2)    50%        23,018     19,355      19%
Unearned premiums                                              (7)       (8)    13%         3,989      3,436      16%
Debt                                                          622       515     21%         2,911      2,564      14%
Trust preferred securities                                     (5)       (6)    17%         1,468      1,412       4%
Other liabilities                                             384       (31)    NM          6,181      5,238      18%
Separate account liabilities                                    -         -      -        107,078    114,720      (7%)
----------------------------------------------------------------------------------------------------------------------
           TOTAL LIABILITIES                                  977       445    120%       171,309    172,580      (1%)
----------------------------------------------------------------------------------------------------------------------

Equity x-AOCI, net of tax                                     398       312     28%         9,640      8,479      14%
AOCI, net of tax                                             (323)       40     NM          1,094        534     105%
----------------------------------------------------------------------------------------------------------------------
           TOTAL STOCKHOLDERS' EQUITY                          75       352    (79%)       10,734      9,013      19%
----------------------------------------------------------------------------------------------------------------------

           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $ 1,052     $ 797     32%      $182,043   $181,593       -
----------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                CAPITAL STRUCTURE


                                                                                                  DECEMBER 31,
                                                                                                ---------------------
                                                                                                    2002       2001    CHANGE
                                                                                                ---------- ---------- --------

DEBT              Short-term debt                                                                   $ 315      $ 599     (47%)
                  Long-term debt                                                                    2,596      1,965      32%
                  ------------------------------------------------------------------------------------------------------------
                       TOTAL DEBT                                                                   2,911      2,564      14%

                  Trust preferred securities                                                        1,468      1,412       4%
                  ------------------------------------------------------------------------------------------------------------

                       TOTAL DEBT INCLUDING TRUST PREFERRED SECURITIES                            $ 4,379    $ 3,976      10%
------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS'     Equity excluding AOCI                                                           $ 9,640    $ 8,479      14%
EQUITY            AOCI                                                                              1,094        534     108%
                  ------------------------------------------------------------------------------------------------------------

                       TOTAL STOCKHOLDERS' EQUITY                                                $ 10,734    $ 9,013      19%
------------------------------------------------------------------------------------------------------------------------------

CAPITALIZATION    TOTAL CAPITALIZATION INCLUDING AOCI                                            $ 15,113   $ 12,989      16%

                  TOTAL CAPITALIZATION EXCLUDING AOCI                                            $ 14,019   $ 12,455      13%

------------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS  DEBT (INCLUDING TRUST PREFERRED SECURITIES) TO EQUITY INCLUDING AOCI              40.8%      44.1%     (3.4)

                  Debt (excluding Trust Preferred Securities) to equity excluding AOCI              30.2%      30.2%     (0.0)

                  DEBT (INCLUDING TRUST PREFERRED SECURITIES) TO CAPITALIZATION INCLUDING AOCI      29.0%      30.6%     (1.7)

                  Debt (excluding Trust Preferred Securities) to capitalization excluding AOCI      20.8%      20.6%      0.2

------------------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
               ACCUMULATED OTHER COMPREHENSIVE INCOME, NET OF TAX



                                                                            PROPERTY &
                                                             LIFE            CASUALTY             CORPORATE        CONSOLIDATED
                                                          -------------  -------------------  -----------------  ---------------

AS OF DECEMBER 31, 2002

     Fixed maturities unrealized gain                            $ 637           $ 791               $ 29            $ 1,457
     Equities unrealized gain (loss)                               (16)              3                  -                (13)
     Net deferred gain on cash flow hedging instruments            126               2                  -                128
     --------------------------------------------------------------------------------------------------------------------------
             Total unrealized gain                                 747             796                 29              1,572
     Cumulative translation adjustments                            (38)            (57)                 -                (95)
     Minimum pension liability adjustment                            -             (31)              (352)              (383)
     --------------------------------------------------------------------------------------------------------------------------
             TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME        $ 709           $ 708             $ (323)           $ 1,094

AS OF DECEMBER 31, 2001

     Fixed maturities unrealized gain                            $ 176           $ 349               $ 40              $ 565
     Equities unrealized gain (loss)                               (13)             54                  -                 41
     Net deferred gain on cash flow hedging instruments             62               1                  -                 63
     --------------------------------------------------------------------------------------------------------------------------
             Total unrealized gain                               $ 225           $ 404               $ 40              $ 669
     Cumulative translation adjustments                            (29)            (87)                 -               (116)
     Minimum pension liability adjustment                            -             (19)                 -                (19)
     --------------------------------------------------------------------------------------------------------------------------
             TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME        $ 196           $ 298               $ 40              $ 534


                                      LIFE

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                OPERATING RESULTS



                                                                 FOURTH QUARTER ENDED                     YEAR ENDED
                                                                     DECEMBER 31,                        DECEMBER 31,
                                                         --------------------------------      ---------------------------------
                                                           2002       2001      CHANGE           2002       2001       CHANGE
                                                         ---------  ---------- ----------      ---------  ---------  -----------
REVENUES      Fee income                                    $ 616       $ 691       (11%)       $ 2,577    $ 2,633          (2%)
              Earned premiums                                 538         543        (1%)         2,187      2,142           2%
              Net investment income                           498         459         8%          1,858      1,779           4%
              Other revenue                                    29          32        (9%)           120        128          (6%)
              Net realized capital losses                     (64)        (66)        3%           (317)      (133)       (138%)
              ------------------------------------------------------------------------------------------------------------------
                      TOTAL REVENUES                        1,617       1,659        (3%)         6,425      6,549          (2%)
--------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND  Benefits, claims, and claim adjustment
EXPENSES         expenses                                     904         883         2%          3,648      3,611           1%
              Insurance operating costs and expenses [1]      388         389          -          1,438      1,390           3%
              Amortization of deferred policy acquisition
                 costs and present value of future profits    142         170       (16%)           628        642          (2%)
              Goodwill amortization [2]                         -           8      (100%)             -         24        (100%)
              Other expenses                                   30          30          -            144        117          23%
              ------------------------------------------------------------------------------------------------------------------
                      TOTAL BENEFITS AND EXPENSES           1,464       1,480        (1%)         5,858      5,784           1%
--------------------------------------------------------------------------------------------------------------------------------

NET INCOME            INCOME BEFORE INCOME TAXES AND
                       CUMULATIVE EFFECT OF ACCOUNTING CHANGE 153         179       (15%)           567        765         (26%)

              Income tax expense (benefit) [3]                 28          44       (36%)            10         54         (81%)
              Cumulative effect of accounting change,
                  net of tax [4]                                -           -          -              -        (26)        100%
              ------------------------------------------------------------------------------------------------------------------

                      Net income [3] [5]                      125         135         (7%)          557        685         (19%)

              Cumulative effect of accounting change,
                  net of tax [4]                                -           -          -              -        (26)        100%
              Net realized capital losses, after-tax          (42)        (46)         9%          (196)       (89)       (120%)
              ------------------------------------------------------------------------------------------------------------------

                      OPERATING INCOME [3] [5]              $ 167       $ 181         (8%)        $ 753      $ 800          (6%)
--------------------------------------------------------------------------------------------------------------------------------

[1] Includes commissions, general insurance expenses, taxes, licenses and fees and dividends to policyholders, net of deferral.
[2] Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," which eliminated the amortization of goodwill and other intangibles with indefinite useful lives.
[3] For the years ended December 31, 2002 and 2001, includes $76 and $130, respectively, of tax benefits primarily related to the expected favorable treatment of certain tax matters arising during the 1996-2002 tax years.
[4] For 2001, represents the cumulative impact of the Company's adoption of EITF Issue 99-20 of $(3) and SFAS No. 133 of $(23).
[5] For 2002, includes $11 after-tax expense related to Bancorp Services LLC Litigation and $8 after-tax benefit due to favorable development related to the September 11 Terrorist Attack exposure. Included in the year ended December 31, 2001 are after-tax losses of $20 related to the September 11 Terrorist Attack.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              FINANCIAL HIGHLIGHTS

                                                                        FOURTH QUARTER ENDED                 YEAR ENDED
                                                                            DECEMBER 31,                     DECEMBER 31,
                                                            -----------------------------------  ----------------------------------
                                                               2002        2001        CHANGE       2002         2001       CHANGE
                                                            ----------- -----------  ----------  -----------  ----------  ---------

REVENUES    Investment Products
                Individual Annuity                               $ 365       $ 369      (1%)        $ 1,452      $ 1,492     (3%)
                Other Investment Products [1]                      286         268       7%           1,145        1,014     13%
            -----------------------------------------------------------------------------------------------------------------------
                   Total Investment Products                       651         637       2%           2,597        2,506      4%
            Individual Life                                        238         251      (5%)            958          890      8%
            Group Benefits                                         639         636       -            2,582        2,507      3%
            Corporate Owned Life Insurance                         141         183     (23%)            592          719    (18%)
            Other                                                  (52)        (48)     (8%)           (304)         (73)     NM
            -----------------------------------------------------------------------------------------------------------------------

                      TOTAL REVENUES                           $ 1,617     $ 1,659      (3%)        $ 6,425      $ 6,549     (2%)
---------------------------------------------------------------------------------------------------------------------------------

NET INCOME  Investment Products
                Individual Annuity                                $ 78        $ 96     (19%)          $ 333        $ 378    (12%)
                Other Investment Products [1]                       19          23     (17%)             99           85     16%
            -----------------------------------------------------------------------------------------------------------------------
                   Total Investment Products                        97         119     (18%)            432          463     (7%)
            Individual Life                                         34          35      (3%)            133          121     10%
            Group Benefits                                          36          30      20%             128          106     21%
            Corporate Owned Life Insurance [2]                      12          10      20%              32           37    (14%)
            Other [3]                                              (54)        (59)      8%            (168)         (42)     NM
            -----------------------------------------------------------------------------------------------------------------------

                      NET INCOME [2] [3] [4]                       125         135      (7%)            557          685    (19%)

            Net realized capital losses, after-tax                 (42)        (46)      9%            (196)         (89)  (120%)
            Cumulative effect of accounting change, net of tax [5]   -           -        -               -          (26)   100%
            -----------------------------------------------------------------------------------------------------------------------

                      OPERATING INCOME [2] [3] [4]               $ 167       $ 181      (8%)          $ 753        $ 800     (6%)
---------------------------------------------------------------------------------------------------------------------------------

[1]   Includes Mutual Funds, Corporate, Governmental and Institutional.
[2] For the year ended December 31, 2002 includes $11 after tax expense related to Bancorp Services, LLC litigation.
[3] For the years ended December 31, 2002 and 2001, includes $76 and $130, respectively, of tax benefits primarily related to the expected favorable treatment of certain tax matters arising during the 1996-2002 tax years.
[4] The year ended December 31, 2002 includes $8 after-tax benefit due to favorable development related to the September 11 Terrorist Attack exposure. Included in the year ended December 31, 2001 are after-tax losses of $20 related to the September 11 Terrorist Attack.
[5] For the year ended December 31, 2001, represents the cumulative impact of the Company's adoption of EITF Issue 99-20 of $(3) and SFAS No. 133 of $(23).

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                SUPPLEMENTAL DATA

                                                                                             DECEMBER 31,
                                                                                     ------------------------------
                                                                                         2002             2001          CHANGE
                                                                                     --------------   -------------   ------------
TOTAL ASSETS       Assets
UNDER MANAGEMENT       General account                                                    $ 42,716        $ 36,889            16%
                       Separate account                                                    107,078         114,720            (7%)
                   ---------------------------------------------------------------------------------------------------------------

                             TOTAL ASSETS                                                  149,794         151,609            (1%)

                   Mutual fund assets                                                       15,321          16,809            (9%)
                   ---------------------------------------------------------------------------------------------------------------

                             TOTAL ASSETS UNDER MANAGEMENT                               $ 165,115       $ 168,418            (2%)
----------------------------------------------------------------------------------------------------------------------------------


                                                      FOURTH QUARTER ENDED                            YEAR ENDED
                                                          DECEMBER 31,                               DECEMBER 31,
                                       -------------------------------------------   ---------------------------------------------
                                           2002            2001         CHANGE           2002             2001          CHANGE
                                       -------------   -------------  ------------   --------------   -------------   ------------
JAPAN              SALES
                   Yen(Y)             (Y)   92,153    (Y)    18,261            NM   (Y)   176,485    (Y)     56,374            NM
                   U.S.$                     $ 757            $ 148            NM         $ 1,433             $ 462            NM
                                       -------------------------------------------   ---------------------------------------------

                   ACCOUNT VALUE
                   Yen(Y)                                                           (Y)   204,556    (Y)      52,615           NM
                   U.S.$                                                                  $ 1,722              $ 401           NM
----------------------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                INCOME STATEMENTS
                    INVESTMENT PRODUCTS - INDIVIDUAL ANNUITY


                                                                           FOURTH QUARTER ENDED               YEAR ENDED
                                                                               DECEMBER 31,                  DECEMBER 31,
                                                                     --------------------------        --------------------------
REVENUES                                                               2002    2001    CHANGE            2002     2001   CHANGE
                                                                     --------------------------        --------------------------
     Premiums and other considerations
        Variable annuity and life fees                                  $ 233   $ 276     (16%)         $ 1,011  $ 1,137    (11%)
        Cost of insurance charges                                           -       -        -                -        -       -
        ASO fees                                                            -       -        -                -        -       -
        Other fees                                                         40      36      11%              157      143     10%
        -------------------------------------------------------------------------------------------------------------------------
             TOTAL FEE INCOME                                             273     312     (13%)           1,168    1,280     (9%)

        Gross MVA/MGLI spread income                                       25      27      (7%)             101      108     (6%)
        Investment expenses                                                (2)     (1)   (100%)              (7)      (6)   (17%)
        -------------------------------------------------------------------------------------------------------------------------
             NET GUARANTEED SEPARATE ACCOUNT INCOME                        23      26     (12%)              94      102     (8%)

        Direct premiums                                                     -       -        -                -        -       -
        Net reinsurance premiums                                          (28)    (29)      3%             (113)    (104)    (9%)
        -------------------------------------------------------------------------------------------------------------------------
             NET PREMIUMS                                                 (28)    (29)      3%             (113)    (104)    (9%)
        -------------------------------------------------------------------------------------------------------------------------
                  TOTAL PREMIUMS AND OTHER CONSIDERATIONS                 268     309     (13%)           1,149    1,278    (10%)

     NET INVESTMENT INCOME
        Gross FAS 97 investment income on G/A assets                      116      82      41%              384      311     23%
        Gross FAS 60 investment income on G/A assets                        -       -        -                -        -       -
        -------------------------------------------------------------------------------------------------------------------------
             GROSS INVESTMENT INCOME ON G/A ASSETS                        116      82      41%              384      311     23%
        Investment expenses                                                (1)      -       NM               (3)      (2)   (50%)
        -------------------------------------------------------------------------------------------------------------------------
             NET INVESTMENT INCOME ON G/A ASSETS                          115      82      40%              381      309     23%
        Net investment income on assigned capital                          14      13       8%               56       56       -
        Charge for invested capital                                       (32)    (35)      9%             (134)    (151)    11%
        -------------------------------------------------------------------------------------------------------------------------
                  TOTAL NET INVESTMENT INCOME                              97      60      62%              303      214     42%
     Realized capital losses                                                -       -        -                -        -       -
     ----------------------------------------------------------------------------------------------------------------------------
                  TOTAL REVENUES                                          365     369      (1%)           1,452    1,492     (3%)

BENEFITS AND EXPENSES
     BENEFITS AND CLAIMS
        Death benefits                                                     16       8     100%               49       18    172%
        Other contract benefits                                             6       2       NM               17        8    113%
        Change in reserve                                                   -       -        -                -        -       -
        Interest credited on G/A assets                                    81      66      23%              282      260      8%
        -------------------------------------------------------------------------------------------------------------------------
                  TOTAL BENEFITS AND CLAIMS                               103      76      36%              348      286     22%

     OTHER INSURANCE EXPENSES
        Commissions & wholesaling expenses                                232     165      41%              784      709     11%
        Operating expenses                                                 50      46       9%              195      190      3%
        Premium taxes, licenses and fees                                    3       2      50%               11       10     10%
        Dividends to policyholders                                          -       -        -                -        -       -
        Goodwill amortization                                               -       2    (100%)               -        7   (100%)
        Other miscellaneous expenses                                        2       -       NM                9        8     13%
        -------------------------------------------------------------------------------------------------------------------------
             SUBTOTAL - EXPENSES BEFORE DEFERRAL                          287     215      33%              999      924      8%
        Deferred acquisition costs                                       (205)   (143)    (43%)            (682)    (618)   (10%)
        -------------------------------------------------------------------------------------------------------------------------
                  TOTAL OTHER INSURANCE EXPENSE                            82      72      14%              317      306      4%
        Amortization of deferred acquisition costs and present value
        of future profits                                                  84      95     (12%)             370      404     (8%)
        -------------------------------------------------------------------------------------------------------------------------
                  TOTAL BENEFITS AND EXPENSES                             269     243      11%            1,035      996      4%
             INCOME BEFORE INCOME TAX EXPENSE                              96     126     (24%)             417      496    (16%)
        Income tax expense                                                 18      30     (40%)              84      118    (29%)
        -------------------------------------------------------------------------------------------------------------------------
                  NET INCOME                                             $ 78    $ 96     (19%)           $ 333    $ 378    (12%)
        -------------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                INCOME STATEMENTS
                           INVESTMENT PRODUCTS - OTHER


                                                                          FOURTH QUARTER ENDED             YEAR ENDED
                                                                              DECEMBER 31,                DECEMBER 31,
                                                                    ---------------------------------------------------------
REVENUES                                                             2002     2001     CHANGE          2002     2001   CHANGE
                                                                    ---------------------------------------------------------
    PREMIUMS AND OTHER CONSIDERATIONS
       Variable annuity and life fees                                  $ 15     $ 17    (12%)           $ 65    $ 68     (4%)
       Cost of insurance charges                                          -        -       -               -       -       -
       ASO fees                                                           -        -       -               -       -       -
       Other fees                                                        67       71     (6%)            304     274     11%
       ----------------------------------------------------------------------------------------------------------------------
            TOTAL FEE INCOME                                             82       88     (7%)            369     342      8%

       Gross MVA/MGLI spread income                                       -        -       -               -       -       -
       Investment expenses                                                -        -       -               -       -       -
       ----------------------------------------------------------------------------------------------------------------------
            NET GUARANTEED SEPARATE ACCOUNT INCOME                        -        -       -               -       -       -

       Direct premiums                                                    -        -       -               -       -       -
       Net reinsurance premiums                                           -        -       -               -       -       -
       ----------------------------------------------------------------------------------------------------------------------
            NET PREMIUMS                                                  -        -       -               -       -       -
       ----------------------------------------------------------------------------------------------------------------------
                 TOTAL PREMIUMS AND OTHER CONSIDERATIONS                 82       88     (7%)            369     342      8%

    NET INVESTMENT INCOME
       Gross FAS 97 investment income on G/A assets                     201      178     13%             768     666     15%
       Gross FAS 60 investment income on G/A assets                       1        -      NM               1       -      NM
       ----------------------------------------------------------------------------------------------------------------------
            GROSS INVESTMENT INCOME ON G/A ASSETS                       202      178     13%             769     666     15%
       Investment expenses                                               (3)      (2)   (50%)            (11)     (8)   (38%)
       ----------------------------------------------------------------------------------------------------------------------
            NET INVESTMENT INCOME ON G/A ASSETS                         199      176     13%             758     658     15%
       Net investment income on assigned capital                          5        5       -              20      17     18%
       Charge for invested capital                                        -       (1)   100%              (2)     (3)    33%
       ----------------------------------------------------------------------------------------------------------------------
                 TOTAL NET INVESTMENT INCOME                            204      180     13%             776     672     15%
    Realized capital losses                                               -        -       -               -       -       -
    -------------------------------------------------------------------------------------------------------------------------
                 TOTAL REVENUES                                         286      268      7%           1,145   1,014     13%

BENEFITS AND EXPENSES
    BENEFITS AND CLAIMS
       Death benefits                                                     -        -       -               -       -       -
       Other contract benefits                                            -        -       -               2       1    100%
       Change in reserve                                                  -        -       -               -       -       -
       Interest credited on G/A assets                                  164      141     16%             594     532     12%
       ----------------------------------------------------------------------------------------------------------------------
                 TOTAL BENEFITS AND CLAIMS                              164      141     16%             596     533     12%

    OTHER INSURANCE EXPENSES
       Commissions & wholesaling expenses                                51       65    (22%)            243     257     (5%)
       Operating expenses                                                53       48     10%             199     162     23%
       Premium taxes, licenses and fees                                   -        -       -               -       -       -
       Dividends to policyholders                                         -        -       -               -       -       -
       Goodwill amortization                                              -        -       -               -       -       -
       Other miscellaneous expenses                                       1        2    (50%)              7       4     75%
       ----------------------------------------------------------------------------------------------------------------------
            SUBTOTAL - EXPENSES BEFORE DEFERRAL                         105      115     (9%)            449     423      6%
       Deferred acquisition costs                                       (28)     (36)    22%            (118)   (121)     2%
       ----------------------------------------------------------------------------------------------------------------------
                 TOTAL OTHER INSURANCE EXPENSE                           77       79     (3%)            331     302     10%
       Amortization of deferred acquisition costs and present value
       of future profits                                                 18       15     20%              74      57     30%
       ----------------------------------------------------------------------------------------------------------------------
                 TOTAL BENEFITS AND EXPENSES                            259      235     10%           1,001     892     12%
            INCOME BEFORE INCOME TAX EXPENSE                             27       33    (18%)            144     122     18%
       Income tax expense                                                 8       10    (20%)             45      37     22%
       ----------------------------------------------------------------------------------------------------------------------
                 NET INCOME                                            $ 19     $ 23    (17%)           $ 99    $ 85     16%
       ----------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                               INVESTMENT PRODUCTS
                    SUPPLEMENTAL DATA - SALES/OTHER DEPOSITS

                                                                  FOURTH QUARTER ENDED                   YEAR ENDED
                                                                      DECEMBER 31,                      DECEMBER 31,
                                                               ---------------------------       ---------------------------
                                                                 2002     2001     CHANGE          2002     2001    CHANGE
                                                               --------- -------- --------       --------- -------- --------
SALES                    INDIVIDUAL ANNUITY
                           Broker-dealer                        $ 2,544  $ 1,594      60%         $ 7,734  $ 6,643      16%
                           Banks                                  1,030      787      31%           3,902    3,342      17%
                           -------------------------------------------------------------------------------------------------
                                TOTAL SALES BY DISTRIBUTION     $ 3,574  $ 2,381      50%        $ 11,636  $ 9,985      17%
                           -------------------------------------------------------------------------------------------------

                           Variable                             $ 3,479  $ 2,045      70%        $ 10,348  $ 8,980      15%
                           Fixed MVA/other                           95      336     (72%)          1,288    1,005      28%
                           -------------------------------------------------------------------------------------------------
                                TOTAL SALES BY PRODUCT          $ 3,574  $ 2,381      50%        $ 11,636  $ 9,985      17%
                           -------------------------------------------------------------------------------------------------

                         RETAIL MUTUAL FUNDS                      $ 843  $ 1,467     (43%)        $ 4,825  $ 5,729     (16%)

                         CORPORATE
                           Annuity                                $ 346    $ 341       1%         $ 1,001    $ 801      25%
                           Mutual funds                               1       18     (94%)              4       48     (92%)
                           -------------------------------------------------------------------------------------------------
                                TOTAL CORPORATE                   $ 347    $ 359      (3%)        $ 1,005    $ 849      18%
                           -------------------------------------------------------------------------------------------------

                         GOVERNMENTAL
                           Annuity                                 $ 51    $ 494     (90%)          $ 338    $ 770     (56%)
                           Mutual funds                               -        -        -               -        -        -
                           -------------------------------------------------------------------------------------------------
                                TOTAL GOVERNMENTAL                 $ 51    $ 494     (90%)          $ 338    $ 770     (56%)
                           -------------------------------------------------------------------------------------------------

                         INSTITUTIONAL
                           Structured settlements                 $ 183    $ 137      34%           $ 516    $ 554      (7%)
                           Terminal funding                          39      232     (83%)            144      444     (68%)
                           GIC/other                                166      376     (56%)          1,282    1,619     (21%)
                           -------------------------------------------------------------------------------------------------
                                TOTAL INSTITUTIONAL               $ 388    $ 745     (48%)        $ 1,942  $ 2,617     (26%)
                           -------------------------------------------------------------------------------------------------

                         529 COLLEGE SAVINGS PLANS                 $ 30      $ -       NM            $ 94      $ -       NM
----------------------------------------------------------------------------------------------------------------------------

SALES & OTHER DEPOSITS   INDIVIDUAL ANNUITY
                           Variable                             $ 3,479  $ 2,045      70%        $ 10,348  $ 8,980      15%
                           Fixed MVA/other                          150      367     (59%)          1,445    1,134      27%
                           -------------------------------------------------------------------------------------------------
                                TOTAL INDIVIDUAL ANNUITY          3,629    2,412      50%          11,793   10,114      17%
                           -------------------------------------------------------------------------------------------------

                         RETAIL MUTUAL FUNDS                        843    1,467     (43%)          4,825    5,729     (16%)

                         CORPORATE
                           Annuity                                  295      204      45%           1,244      853      46%
                           Mutual funds                               5        8     (38%)             68       39      74%
                           -------------------------------------------------------------------------------------------------
                                TOTAL CORPORATE                     300      212      42%           1,312      892      47%
                           -------------------------------------------------------------------------------------------------

                         GOVERNMENTAL
                           Annuity                                  191      608     (69%)          1,005    1,343     (25%)
                           Mutual funds                               2        -       NM              45        -       NM
                           -------------------------------------------------------------------------------------------------
                                TOTAL GOVERNMENTAL                  193      608     (68%)          1,050    1,343     (22%)
                           -------------------------------------------------------------------------------------------------

                         INSTITUTIONAL
                           Structured settlements                   133      129       3%             498      525      (5%)
                           Terminal funding                          38      225     (83%)            144      436     (67%)
                           GIC/other                                 64      327     (80%)          1,047    1,179     (11%)
                           -------------------------------------------------------------------------------------------------
                                TOTAL INSTITUTIONAL                 235      681     (65%)          1,689    2,140     (21%)
                           -------------------------------------------------------------------------------------------------

                         529 COLLEGE SAVINGS PLANS                   30        -       NM              94        -       NM

                                     TOTAL INVESTMENT PRODUCTS  $ 5,230  $ 5,380      (3%)       $ 20,763  $ 20,218      3%
----------------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                               INVESTMENT PRODUCTS
                   SUPPLEMENTAL DATA - ASSETS UNDER MANAGEMENT

                                                                                                     YEAR ENDED
                                                                                                    DECEMBER 31,
                                                                                        -------------------------------------
                                                                                           2002         2001        CHANGE
                                                                                        -----------  ------------  ----------

INDIVIDUAL ANNUITY                General account                                          $ 8,583       $ 5,283         62%
                                  Guaranteed separate account                                9,721         8,725         11%
                                  Non-guaranteed separate account                           56,604        70,145        (19%)
                                   ------------------------------------------------------------------------------------------
                                   TOTAL INDIVIDUAL ANNUITY                               $ 74,908      $ 84,153        (11%)
-----------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENT PRODUCTS         General account                                         $ 11,913      $ 10,562         13%
                                  Guaranteed separate account                                  417           420         (1%)
                                  Non-guaranteed separate account                            7,591         8,340         (9%)
                                   ------------------------------------------------------------------------------------------
                                   TOTAL OTHER INVESTMENT PRODUCTS                        $ 19,921      $ 19,322           3%
-----------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT PRODUCTS         General account                                         $ 20,496      $ 15,845         29%
                                  Guaranteed separate account                               10,138         9,145         11%
                                  Non-guaranteed separate account                           64,195        78,485        (18%)
                                   ------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENT PRODUCTS                              $ 94,829     $ 103,475         (8%)
-----------------------------------------------------------------------------------------------------------------------------

BY PRODUCT                        INDIVIDUAL ANNUITY
                                   Individual Variable Annuities
                                     General account                                       $ 7,702       $ 4,430         74%
                                     Separate account                                       56,641        70,151        (19%)
                                     ----------------------------------------------------------------------------------------
                                     Total individual variable annuities                    64,343        74,581        (14%)

                                   Fixed MVA & other individual annuities                   10,565         9,572         10%
                                   ------------------------------------------------------------------------------------------
                                     TOTAL INDIVIDUAL ANNUITY                               74,908        84,153        (11%)
                                   ------------------------------------------------------------------------------------------

                                  CORPORATE - ANNUITY                                        2,972         2,518         18%

                                  GOVERNMENTAL - ANNUITY                                     7,211         7,735         (7%)

                                  INSTITUTIONAL
                                   Structured settlements                                    2,686         2,242         20%
                                   Terminal funding                                          1,978         1,879          5%
                                   Other                                                     1,741         2,023        (14%)
                                   GIC                                                       3,333         2,925         14%
                                   ------------------------------------------------------------------------------------------
                                     TOTAL INSTITUTIONAL                                     9,738         9,069          7%
                                   ------------------------------------------------------------------------------------------

                                     TOTAL INVESTMENT PRODUCTS ACCOUNT VALUE                94,829       103,475         (8%)

                                  MUTUAL FUND ASSETS
                                   Retail mutual fund assets                                14,199        15,907        (11%)
                                   Corporate mutual fund assets                                393            69          NM
                                   Governmental mutual fund assets                             642           833        (23%)
                                   529 College Savings Plan assets                              87             -          NM
                                   ------------------------------------------------------------------------------------------
                                     TOTAL MUTUAL FUND ASSETS                               15,321        16,809         (9%)
                                   ------------------------------------------------------------------------------------------

                                     TOTAL INVESTMENT PRODUCTS ASSETS UNDER MANAGEMENT   $ 110,150     $ 120,284         (8%)
-----------------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                    INVESTMENT PRODUCTS - INDIVIDUAL ANNUITY
                  SUPPLEMENTAL DATA - ACCOUNT VALUE ROLLFORWARD



                                                                            4Q01        1Q02       2Q02        3Q02        4Q02
                                                                          -----------  ---------- ----------  ----------  ----------

VARIABLE ANNUITIES                                      BEGINNING BALANCE   $ 68,545    $ 74,581   $ 75,044    $ 67,712    $ 59,618
                           Sales and other deposits                            2,045       2,164      2,308       2,397       3,479
                           Change in market value/interest credited            5,927         121     (7,564)     (8,265)      3,343
                           Surrenders                                         (1,617)     (1,522)    (1,773)     (1,957)     (1,859)
                           Death benefits/annuitizations/other                  (338)       (295)      (292)       (265)       (249)
                           Net exchanges                                          19          (5)       (11)         (4)         11
                           ---------------------------------------------------------------------------------------------------------
                                                           ENDING BALANCE   $ 74,581    $ 75,044   $ 67,712    $ 59,618    $ 64,343

------------------------------------------------------------------------------------------------------------------------------------
FIXED MVA AND OTHER                                     BEGINNING BALANCE    $ 9,421     $ 9,572   $ 10,080    $ 10,413    $ 10,513
                           Sales and other deposits                              367         642        467         186         150
                           Change in market value/interest credited              149         149        139         142         167
                           Surrenders                                           (282)       (196)      (188)       (142)       (163)
                           Death benefits/annuitizations/other                   (72)        (95)       (99)        (95)        (92)
                           Net exchanges                                         (11)          8         14           9         (10)
                           ---------------------------------------------------------------------------------------------------------
                                                           ENDING BALANCE    $ 9,572    $ 10,080   $ 10,413    $ 10,513    $ 10,565

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL ANNUITY                                BEGINNING BALANCE   $ 77,966    $ 84,153   $ 85,124    $ 78,125    $ 70,131
                           Sales and other deposits                            2,412       2,806      2,775       2,583       3,629
                           Change in market value/interest credited            6,076         270     (7,425)     (8,123)      3,510
                           Surrenders                                         (1,899)     (1,718)    (1,961)     (2,099)     (2,022)
                           Death benefits/annuitizations/other                  (410)       (390)      (391)       (360)       (341)
                           Net exchanges                                           8           3          3           5           1
                           ---------------------------------------------------------------------------------------------------------
                                                           ENDING BALANCE   $ 84,153    $ 85,124   $ 78,125    $ 70,131    $ 74,908

------------------------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                           INVESTMENT PRODUCTS - OTHER
             SUPPLEMENTAL DATA - ACCOUNT VALUE AND ASSET ROLLFORWARD





                                                                              4Q01        1Q02      2Q02       3Q02      4Q02
                                                                           ---------- ----------- --------- ---------- ---------
OTHER INVESTMENT PRODUCTS     ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                             BEGINNING BALANCE  $ 17,638    $ 19,322  $ 19,894   $ 19,511  $ 19,368
                                Sales and other deposits                       1,493         902     1,166      1,149       721
                                Change in market value/interest credited         843         122      (670)      (754)      555
                                Surrenders                                      (558)       (321)     (743)      (409)     (595)
                                Death benefits/annuitizations/other              (94)       (131)     (136)      (129)     (128)
                                ------------------------------------------------------------------------------------------------
                                                            ENDING BALANCE  $ 19,322    $ 19,894  $ 19,511   $ 19,368  $ 19,921

--------------------------------------------------------------------------------------------------------------------------------
RETAIL MUTUAL FUNDS           ASSET ROLLFORWARD
                                                         BEGINNING BALANCE  $ 13,562    $ 15,907  $ 16,432   $ 15,073  $ 13,074
                                New sales                                      1,467       1,606     1,419        957       843
                                Redemptions                                     (594)       (592)     (736)      (815)     (711)
                                ------------------------------------------------------------------------------------------------
                                     Net sales                                   873       1,014       683        142       132
                                Change in market value                         1,502         (85)   (2,042)    (2,137)      943
                                Other                                            (30)       (404)        -         (4)       50
                                ------------------------------------------------------------------------------------------------
                                                            ENDING BALANCE  $ 15,907    $ 16,432  $ 15,073   $ 13,074  $ 14,199

--------------------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                               INVESTMENT PRODUCTS
            SUPPLEMENTAL DATA - GUARANTEED MINIMUM DEATH BENEFITS [1]

                                                                                           AS OF DECEMBER 31, 2002
                                                                        --------------------------------------------------------
                                                                                  ACCOUNT       NET AMT     % OF NAR   RETAINED
                                                                                   VALUE       AT RISK      REINSURED     NAR
                                                                        --------------------------------------------------------
BREAKDOWN OF VARIABLE
ANNUITY ACCOUNT          Maximum anniversary value (MAV)
VALUE BY GMDB TYPE          MAV only                                              $ 50,098    $ 18,586          93%     $ 1,386
                            with 5% rollup                                           2,131         716          90%          70
                            with Earnings Protection Benefit Rider (EPB)             1,603         227          75%          57
                            with 5% rollup & EPB                                       998         164          91%          14
                            ----------------------------------------------------------------------------------------------------
                            Total MAV                                               54,830      19,693          92%       1,527
                         Ratchet (5-7 years)                                         7,381       2,305           1%       2,293
                         Reset (5-7 years)                                           1,548         292          23%         224
                         Return of Premium/Other                                       584          97          80%          19
                            ----------------------------------------------------------------------------------------------------
                            TOTAL                                                 $ 64,343    $ 22,387          82%     $ 4,063
--------------------------------------------------------------------------------------------------------------------------------

                                                                                          AS OF DECEMBER 31, 2002
                                                                                          -----------------------
OTHER DATA         o     GMDB net statutory reserve [2]                                                   $ 267

                   o     Present value of retained guaranteed death benefits                                159

                   o     95% Confidence interval of present value of retained
                            guaranteed death benefits                                                 (86 - 349)

                   o     Embedded value of variable annuity in-force business [1]
                            Value of in-force                                                             2,510
                            Cost of capital                                                                (284)
                            ------------------------------------------------------------------------------------
                            Total embedded value                                                        $ 2,226
                            ------------------------------------------------------------------------------------

                     [1] Significant Assumptions
                         9.25% Cost of capital
                         9% Separate account appreciation
                         35% Effective tax rate
                         Excludes the value of statutory surplus required to support the in-force business
                     [2] No equivalent GAAP reserve

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                INCOME STATEMENTS
                                 INDIVIDUAL LIFE


                                                                             FOURTH QUARTER ENDED             YEAR ENDED
                                                                                 DECEMBER 31,                DECEMBER 31,
                                                                    --------------------------------------------------------------
REVENUES                                                              2002     2001      CHANGE        2002      2001    CHANGE
                                                                    -------------------------------  -----------------------------
     PREMIUMS AND OTHER CONSIDERATIONS
        Variable annuity and life fees                                  $ 10      $ 11         (9%)       $ 41     $ 47      (13%)
        Cost of insurance charges                                        105       102          3%         415      366       13%
        ASO fees                                                           -         -           -           -        -         -
        Other fees                                                        60        69        (13%)        239      221        8%
        --------------------------------------------------------------------------------------------------------------------------
             TOTAL FEE INCOME                                            175       182         (4%)        695      634       10%

        Gross MVA/MGLI spread income                                       2         2           -          10        9       11%
        Investment expenses                                                -         -           -           -        -         -
        --------------------------------------------------------------------------------------------------------------------------
             NET GUARANTEED SEPARATE ACCOUNT INCOME                        2         2           -          10        9       11%

        Direct premiums                                                   15        13         15%          56       52        8%
        Net reinsurance premiums                                         (18)      (11)       (64%)        (64)     (48)     (33%)
        --------------------------------------------------------------------------------------------------------------------------
             NET PREMIUMS                                                 (3)        2          NM          (8)       4        NM
        --------------------------------------------------------------------------------------------------------------------------
                  TOTAL PREMIUMS AND OTHER CONSIDERATIONS                174       186         (6%)        697      647        8%

     NET INVESTMENT INCOME
        Gross FAS 97 investment income on G/A assets                      59        62         (5%)        244      230        6%
        Gross FAS 60 investment income on G/A assets                      12         9         33%          44       33       33%
        --------------------------------------------------------------------------------------------------------------------------
             GROSS INVESTMENT INCOME ON G/A ASSETS                        71        71           -         288      263       10%
        Investment expenses                                               (1)       (1)          -          (3)      (2)     (50%)
        --------------------------------------------------------------------------------------------------------------------------
             NET INVESTMENT INCOME ON G/A ASSETS                          70        70           -         285      261        9%
        Net investment income on assigned capital                          4         4           -          15       14        7%
        Charge for invested capital                                      (10)       (9)       (11%)        (39)     (32)     (22%)
        --------------------------------------------------------------------------------------------------------------------------
                  TOTAL NET INVESTMENT INCOME                             64        65         (2%)        261      243        7%
     Realized capital losses                                               -         -           -           -        -         -
     -----------------------------------------------------------------------------------------------------------------------------
                  TOTAL REVENUES                                         238       251         (5%)        958      890        8%

BENEFITS AND EXPENSES
     BENEFITS AND CLAIMS
        Death benefits                                                    61        50         22%         232      191       21%
        Other contract benefits                                            5         5           -          23       23         -
        Change in reserve                                                  -        (3)       100%          (8)     (11)      27%
        Interest credited on G/A assets                                   47        48         (2%)        196      182        8%
        --------------------------------------------------------------------------------------------------------------------------
                  TOTAL BENEFITS AND CLAIMS                              113       100         13%         443      385       15%

     OTHER INSURANCE EXPENSES
        Commissions & wholesaling expenses                                45        58        (22%)        173      221      (22%)
        Operating expenses                                                48        52         (8%)        185      181        2%
        Premium taxes, licenses and fees                                   7         6         17%          31       28       11%
        Dividends to policyholders                                         -         1       (100%)          3        2       50%
        Goodwill amortization                                              -         -           -           -        -         -
        Other miscellaneous expenses                                       -         -           -           -        1     (100%)
        --------------------------------------------------------------------------------------------------------------------------
             SUBTOTAL - EXPENSES BEFORE DEFERRAL                         100       117        (15%)        392      433       (9%)
        Deferred acquisition costs                                       (57)      (74)        23%        (233)    (274)      15%
        --------------------------------------------------------------------------------------------------------------------------
                  TOTAL OTHER INSURANCE EXPENSE                           43        43           -         159      159         -
        Amortization of deferred acquisition costs and present value
        of future profits                                                 32        56        (43%)        160      168       (5%)
        --------------------------------------------------------------------------------------------------------------------------
                  TOTAL BENEFITS AND EXPENSES                            188       199         (6%)        762      712        7%
             INCOME BEFORE INCOME TAX EXPENSE                             50        52         (4%)        196      178       10%
        Income tax expense                                                16        17         (6%)         63       57       11%
        --------------------------------------------------------------------------------------------------------------------------
                  NET INCOME                                            $ 34      $ 35         (3%)      $ 133    $ 121       10%

        --------------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                 INDIVIDUAL LIFE
                                SUPPLEMENTAL DATA


                                                                              FOURTH QUARTER ENDED
                                                                                   DECEMBER 31,
                                                                      --------------------------------------
                                                                         2002        2001        CHANGE
                                                                      ------------ ----------- -------------

SALES BY DISTRIBUTION    Wirehouse/regional broker-dealer/banks              $ 22        $ 35      (37%)
                         Independent broker-dealer/WFS                         12          22      (45%)
                         Life professional/other                               14          19      (26%)
                         -----------------------------------------------------------------------------------
                              TOTAL SALES BY DISTRIBUTION                    $ 48        $ 76      (37%)
------------------------------------------------------------------------------------------------------------

SALES BY PRODUCT         Variable life                                       $ 36        $ 68      (47%)
                         Universal life                                         9           6       50%
                         Term life/other                                        3           2       50%
                         -----------------------------------------------------------------------------------
                              TOTAL SALES BY PRODUCT                         $ 48        $ 76      (37%)
------------------------------------------------------------------------------------------------------------

ACCOUNT VALUE            General account
                         Separate account
                         -----------------------------------------------------------------------------------
                              TOTAL ACCOUNT VALUE
------------------------------------------------------------------------------------------------------------

ACCOUNT VALUE BY         Variable life
PRODUCT                  Universal life/interest sensitive whole life
                         Modified guaranteed life
                         Other
                         -----------------------------------------------------------------------------------
                              TOTAL ACCOUNT VALUE BY PRODUCT
------------------------------------------------------------------------------------------------------------

LIFE INSURANCE IN FORCE  Variable life
                         Universal life/interest sensitive whole life
                         Term life
                         Modified guaranteed life
                         Other
                         -----------------------------------------------------------------------------------
                              TOTAL LIFE INSURANCE IN FORCE
------------------------------------------------------------------------------------------------------------



                                                                                         YEAR ENDED
                                                                                        DECEMBER 31,
                                                                      ---------------------------------------
                                                                           2002        2001        CHANGE
                                                                       ------------- ------------ -----------

SALES BY DISTRIBUTION    Wirehouse/regional broker-dealer/banks            $ 77         $ 99        (22%)
                         Independent broker-dealer/WFS                       56           63        (11%)
                         Life professional/other                             40           66        (39%)
                         --------------------------------------------------------------------------------
                              TOTAL SALES BY DISTRIBUTION                 $ 173        $ 228        (24%)
---------------------------------------------------------------------------------------------------------

SALES BY PRODUCT         Variable life                                    $ 141        $ 187        (25%)
                         Universal life                                      22           35        (37%)
                         Term life/other                                     10            6         67%
                         --------------------------------------------------------------------------------
                              TOTAL SALES BY PRODUCT                      $ 173        $ 228        (24%)
---------------------------------------------------------------------------------------------------------

ACCOUNT VALUE            General account                                $ 3,658      $ 3,575          2%
                         Separate account                                 3,899        4,293         (9%)
                         --------------------------------------------------------------------------------
                              TOTAL ACCOUNT VALUE                       $ 7,557      $ 7,868         (4%)
---------------------------------------------------------------------------------------------------------

ACCOUNT VALUE BY         Variable life                                  $ 3,648      $ 3,993         (9%)
PRODUCT                  Universal life/interest sensitive whole life     3,139        3,098          1%
                         Modified guaranteed life                           680          689         (1%)
                         Other                                               90           88          2%
                         --------------------------------------------------------------------------------
                              TOTAL ACCOUNT VALUE BY PRODUCT            $ 7,557      $ 7,868         (4%)
---------------------------------------------------------------------------------------------------------

LIFE INSURANCE IN FORCE  Variable life                                 $ 66,715      $61,617          8%
                         Universal life/interest sensitive whole life    38,457       40,172         (4%)
                         Term life                                       20,312       17,280         18%
                         Modified guaranteed life                           947        1,003         (6%)
                         Other                                              249          197         26%
                         --------------------------------------------------------------------------------
                              TOTAL LIFE INSURANCE IN FORCE           $ 126,680     $120,269          5%
---------------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                           INDIVIDUAL LIFE
                                            SUPPLEMENTAL DATA - ACCOUNT VALUE ROLLFORWARD


                                                                  4Q01         1Q02        2Q02         3Q02         4Q02
                                                             ------------  ----------- ------------ ------------ ------------

VARIABLE LIFE                              BEGINNING BALANCE     $ 3,460      $ 3,993      $ 4,119      $ 3,760      $ 3,458
                           First year & single premiums              130          114          103           91           94
                           Renewal premiums                          129          135          120          117          135
                      -------------------------------------------------------------------------------------------------------
                      Premiums and deposits                          259          249          223          208          229
                      Change in market value/interest credited       408           13         (428)        (369)         127
                      Surrenders                                     (43)         (44)         (58)         (45)         (65)
                      Death benefits/policy fees                     (97)         (95)        (101)         (98)        (105)
                      Net exchanges                                    6            3            5            2            4
                      -------------------------------------------------------------------------------------------------------
                                              ENDING BALANCE     $ 3,993      $ 4,119      $ 3,760      $ 3,458      $ 3,648

-----------------------------------------------------------------------------------------------------------------------------
OTHER [1]                                  BEGINNING BALANCE     $ 3,862      $ 3,875      $ 3,864      $ 3,875      $ 3,902
                           First year & single premiums               10            6            9            8           12
                           Renewal premiums                           97           96           84          111           90
                      -------------------------------------------------------------------------------------------------------
                      Premiums and deposits                          107          102           93          119          102
                      Change in market value/interest credited        50           51           58           50           52
                      Surrenders                                     (50)         (61)         (49)         (54)         (55)
                      Death benefits/policy fees                     (88)        (100)         (86)         (86)         (88)
                      Net exchanges                                   (6)          (3)          (5)          (2)          (4)
                      -------------------------------------------------------------------------------------------------------
                                              ENDING BALANCE     $ 3,875      $ 3,864      $ 3,875      $ 3,902      $ 3,909

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL LIFE                      BEGINNING BALANCE     $ 7,322      $ 7,868      $ 7,983      $ 7,635      $ 7,360
                           First year & single premiums              140          120          112           99          106
                           Renewal premiums                          226          231          204          228          225
                      -------------------------------------------------------------------------------------------------------
                      Premiums and deposits                          366          351          316          327          331
                      Change in market value/interest credited       458           64         (370)        (319)         179
                      Surrenders                                     (93)        (105)        (107)         (99)        (120)
                      Death benefits/policy fees                    (185)        (195)        (187)        (184)        (193)
                      Net exchanges                                    -            -            -            -            -
                      -------------------------------------------------------------------------------------------------------
                                              ENDING BALANCE     $ 7,868      $ 7,983      $ 7,635      $ 7,360      $ 7,557

-----------------------------------------------------------------------------------------------------------------------------

[1]   Includes  Universal  Life,   Interest   Sensitive  Whole  Life,   Modified
      Guaranteed Life Insurance and other.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                          INCOME STATEMENTS
                                                           GROUP BENEFITS


                                                                            FOURTH QUARTER ENDED            YEAR ENDED
                                                                                DECEMBER 31,               DECEMBER 31,
                                                                    ----------------------------   -----------------------------
REVENUES                                                              2002     2001     CHANGE       2002      2001    CHANGE
                                                                    ----------------------------   -----------------------------
     PREMIUMS AND OTHER CONSIDERATIONS
        Variable annuity and life fees                                   $ -       $ -        -          $ -      $ -         -
        Cost of insurance charges                                          -         -        -            -        -         -
        ASO fees                                                           4         4        -           19       17       12%
        Other fees                                                         -         -        -            -        -         -
        ------------------------------------------------------------------------------------------------------------------------
             TOTAL FEE INCOME                                              4         4        -           19       17       12%

        Gross MVA/MGLI spread income                                       -         -        -            -        -         -
        Investment expenses                                                -         -        -            -        -         -
        ------------------------------------------------------------------------------------------------------------------------
             NET GUARANTEED SEPARATE ACCOUNT INCOME                        -         -        -            -        -         -

        Direct premiums                                                  576       547       5%        2,318    2,183        6%
        Net reinsurance premiums                                          (7)       23       NM          (10)      59        NM
        ------------------------------------------------------------------------------------------------------------------------
             NET PREMIUMS                                                569       570        -        2,308    2,242        3%
        ------------------------------------------------------------------------------------------------------------------------
                  TOTAL PREMIUMS AND OTHER CONSIDERATIONS                573       574        -        2,327    2,259        3%

     NET INVESTMENT INCOME
        Gross FAS 97 investment income on G/A assets                       -         -        -            -        -         -
        Gross FAS 60 investment income on G/A assets                      58        54       7%          219      219         -
        ------------------------------------------------------------------------------------------------------------------------
             GROSS INVESTMENT INCOME ON G/A ASSETS                        58        54       7%          219      219         -
        Investment expenses                                               (1)       (1)       -           (3)      (3)        -
        ------------------------------------------------------------------------------------------------------------------------
             NET INVESTMENT INCOME ON G/A ASSETS                          57        53       8%          216      216         -
        Net investment income on assigned capital                          9         9        -           39       32       22%
        Charge for invested capital                                        -         -        -            -        -         -
        ------------------------------------------------------------------------------------------------------------------------
                  TOTAL NET INVESTMENT INCOME                             66        62       6%          255      248        3%
     Realized capital losses                                               -         -        -            -        -         -
     ---------------------------------------------------------------------------------------------------------------------------
                  TOTAL REVENUES                                         639       636        -        2,582    2,507        3%

BENEFITS AND EXPENSES
     BENEFITS AND CLAIMS
        Death benefits                                                   161       139      16%          644      554       16%
        Other contract benefits                                          267       258       3%        1,036    1,039         -
        Change in reserve                                                 19        72     (74%)         198      281      (30%)
        Interest credited on G/A assets                                    -         -        -            -        -         -
        ------------------------------------------------------------------------------------------------------------------------
                  TOTAL BENEFITS AND CLAIMS                              447       469      (5%)       1,878    1,874         -

     OTHER INSURANCE EXPENSES
        Commissions & wholesaling expenses                                61        51      20%          230      203       13%
        Operating expenses                                                74        72       3%          277      263        5%
        Premium taxes, licenses and fees                                  10         9      11%           42       40        5%
        Dividends to policyholders                                         -         -        -            -        -         -
        Goodwill amortization                                              -         -        -            -        -         -
        Other miscellaneous expenses                                      (1)        -       NM           (1)       -        NM
        ------------------------------------------------------------------------------------------------------------------------
             SUBTOTAL - EXPENSES BEFORE DEFERRAL                         144       132       9%          548      506        8%
        Deferred acquisition costs                                        (5)       (6)     17%          (24)     (19)     (26%)
        ------------------------------------------------------------------------------------------------------------------------
                  TOTAL OTHER INSURANCE EXPENSE                          139       126      10%          524      487        8%
        Amortization of deferred acquisition costs and present value
        of future profits                                                  6         3     100%           17       11       55%
        ------------------------------------------------------------------------------------------------------------------------
                  TOTAL BENEFITS AND EXPENSES                            592       598      (1%)       2,419    2,372        2%
             INCOME BEFORE INCOME TAX EXPENSE                             47        38      24%          163      135       21%
        Income tax expense                                                11         8      38%           35       29       21%
        ------------------------------------------------------------------------------------------------------------------------
                  NET INCOME                                            $ 36      $ 30      20%        $ 128    $ 106       21%

        ------------------------------------------------------------------------------------------------------------------------


                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                           GROUP BENEFITS
                                                          SUPPLEMENTAL DATA


                                                                                             FOURTH QUARTER ENDED
                                                                                                 DECEMBER 31,
                                                                                 -------------------------------------------
                                                                                    2002          2001         CHANGE
                                                                                 ------------  -----------   ------------
PREMIUMS                 FULLY INSURED - ONGOING PREMIUMS
                             Group disability                                          $ 232        $ 220             5%
                             Group life                                                  240          216            11%
                             Other                                                        90           93            (3%)
                             -----------------------------------------------------------------------------------------------
                                 TOTAL FULLY INSURED - ONGOING PREMIUMS                  562          529             6%
                             -----------------------------------------------------------------------------------------------

                                 Military medicare supplement                              -            4          (100%)
                                 Total buyouts [1]                                         7           37           (81%)
                                 -------------------------------------------------------------------------------------------
                                 TOTAL PREMIUMS                                          569          570              -
                                 Group disability - premium equivalents [2]               55           59            (7%)
                             -----------------------------------------------------------------------------------------------
                                 TOTAL PREMIUMS AND PREMIUM EQUIVALENT CLAIMS          $ 624        $ 629            (1%)
----------------------------------------------------------------------------------------------------------------------------

SALES (GROSS             FULLY INSURED - ONGOING SALES
ANNUALIZED                   Group disability                                           $ 28         $ 35           (20%)
NEW PREMIUMS)                Group life                                                   25           37           (32%)
                             Other                                                        12           35           (66%)
                             -----------------------------------------------------------------------------------------------
                                 TOTAL FULLY INSURED - ONGOING SALES                      65          107           (39%)
                             -----------------------------------------------------------------------------------------------

                                 Total buyouts [1]                                         7           40           (83%)
                             -----------------------------------------------------------------------------------------------
                                 TOTAL SALES                                              72          147           (51%)
                                 Group disability premium equivalents [2]                  2            5           (60%)
                             -----------------------------------------------------------------------------------------------
                                 TOTAL SALES AND PREMIUM EQUIVALENTS                    $ 74        $ 152           (51%)
----------------------------------------------------------------------------------------------------------------------------

GAAP RESERVES                Group disability
                             Group life
                             Other
                             -----------------------------------------------------------------------------------------------
                                 TOTAL GAAP RESERVES
----------------------------------------------------------------------------------------------------------------------------



                                                                                                YEAR ENDED
                                                                                               DECEMBER 31,
                                                                                ------------------------------------------
                                                                                    2002          2001          CHANGE
                                                                                 ------------  -----------   -------------
PREMIUMS                 FULLY INSURED - ONGOING PREMIUMS
                             Group disability                                          $ 961        $ 865             11%
                             Group life                                                  965          817             18%
                             Other                                                       369          332             11%
                             ---------------------------------------------------------------------------------------------
                                 TOTAL FULLY INSURED - ONGOING PREMIUMS                2,295        2,014             14%
                             ---------------------------------------------------------------------------------------------

                                 Military medicare supplement                              -          131           (100%)
                                 Total buyouts [1]                                        13           97            (87%)
                                 -----------------------------------------------------------------------------------------
                                 TOTAL PREMIUMS                                        2,308        2,242              3%
                                 Group disability - premium equivalents [2]              232          227              2%
                             ---------------------------------------------------------------------------------------------
                                 TOTAL PREMIUMS AND PREMIUM EQUIVALENT CLAIMS        $ 2,540      $ 2,469              3%
--------------------------------------------------------------------------------------------------------------------------

SALES (GROSS             FULLY INSURED - ONGOING SALES
ANNUALIZED                   Group disability                                          $ 218        $ 210              4%
NEW PREMIUMS)                Group life                                                  284          220             29%
                             Other                                                        95          101             (6%)
                             ---------------------------------------------------------------------------------------------
                                 TOTAL FULLY INSURED - ONGOING SALES                     597          531             12%
                             ---------------------------------------------------------------------------------------------

                                 Total buyouts [1]                                        14          102            (86%)
                             ---------------------------------------------------------------------------------------------
                                 TOTAL SALES                                             611          633             (3%)
                                 Group disability premium equivalents [2]                 61           59              3%
                             ---------------------------------------------------------------------------------------------
                                 TOTAL SALES AND PREMIUM EQUIVALENTS                   $ 672        $ 692             (3%)
--------------------------------------------------------------------------------------------------------------------------

GAAP RESERVES                Group disability                                        $ 2,489      $ 2,350              6%
                             Group life                                                  765          706              8%
                             Other                                                       201          203             (1%)
                             ---------------------------------------------------------------------------------------------
                                 TOTAL GAAP RESERVES                                 $ 3,455      $ 3,259              6%
--------------------------------------------------------------------------------------------------------------------------

[1] Takeover of open claim liabilities and other non-recurring premium amounts.
[2] Administrative services only (ASO) fees and claims under claim management agreements.

                     THIS PAGE IS LEFT BLANK INTENTIONALLY

                     THIS PAGE IS LEFT BLANK INTENTIONALLY

                              PROPERTY & CASUALTY

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                         PROPERTY & CASUALTY
                                                          OPERATING RESULTS


                                                                                           FOURTH QUARTER ENDED
                                                                                               DECEMBER 31,
                                                                                  -------------------------------------
                                                                                           INCLUDING  EXCLUDING
                                                                                            SEPT. 11   SEPT. 11
NORTH AMERICAN                                                                     2002      2001      2001      CHANGE
                                                                                  --------  --------  --------  --------
                          Underwriting results
                             Business Insurance                                      $ 27      $ 10      $ 10     170%
                             Personal Lines                                             2       (34)      (34)     NM
                             Specialty Commercial                                     (24)      (39)      (39)     38%
                             Reinsurance                                              (42)      (40)      (40)     (5%)
                          ----------------------------------------------------------------------------------------------
                                UNDERWRITING RESULTS                                  (37)     (103)     (103)     64%
                          Net servicing income                                          8         5         5      60%
                          Net investment income                                       252       228       228      11%
                          Net realized capital losses                                  (7)      (80)      (80)     91%
                          Goodwill amortization                                         -        (1)       (1)    100%
                          Other expenses                                              (59)      (63)      (63)      6%
                          ----------------------------------------------------------------------------------------------

                                INCOME BEFORE INCOME TAXES AND CUMULATIVE
                                      EFFECT OF ACCOUNTING CHANGE                     157       (14)      (14)     NM

                          Income tax expense (benefit)                                 22       (35)      (35)     NM
                          Cumulative effect of accounting change, net of tax            -         -         -       -
                          ----------------------------------------------------------------------------------------------

                                NET INCOME (LOSS) [1]                                 135        21        21      NM

                          Less: Restructuring charges, net of tax                       -       (10)      (10)    100%
                                Loss from early retirement of debt, net of tax          -        (8)       (8)    100%
                                Cumulative effect of accounting change, net of tax      -         -         -       -
                                Net realized capital losses, after-tax                 (5)      (52)      (52)     90%
                          ----------------------------------------------------------------------------------------------

                                NORTH AMERICAN OPERATING INCOME (LOSS)                140        91        91      54%

------------------------------------------------------------------------------------------------------------------------
OTHER OPERATIONS
                          Other Operations net income (loss)                            6         4         4      50%
                             Net realized capital gains (losses), after-tax             4         -         -       -
                          ----------------------------------------------------------------------------------------------
                             Other Operations operating income                          2         4         4     (50%)

------------------------------------------------------------------------------------------------------------------------
PROPERTY
& CASUALTY                      NET INCOME (LOSS)                                   $ 141      $ 25      $ 25      NM
                                OPERATING INCOME (LOSS)                             $ 142      $ 95      $ 95      49%

------------------------------------------------------------------------------------------------------------------------

                                                                                               YEAR ENDED
                                                                                                DECEMBER 31,
                                                                                  -------------------------------------
                                                                                            INCLUDING EXCLUDING
                                                                                             SEPT. 11  SEPT. 11
NORTH AMERICAN                                                                      2002      2001       2001     CHANGE
                                                                                  ---------  --------   --------  ------
                          Underwriting results
                             Business Insurance                                      $ 44    $ (242)       $ 3     NM
                             Personal Lines                                           (46)      (87)       (78)    41%
                             Specialty Commercial                                     (23)     (262)       (95)    76%
                             Reinsurance                                              (59)     (375)      (149)    60%
                          ---------------------------------------------------------------------------------------------
                                UNDERWRITING RESULTS                                  (84)     (966)      (319)    74%
                          Net servicing income                                         15        22         22    (32%)
                          Net investment income                                       928       907        907      2%
                          Net realized capital losses                                 (56)     (108)      (108)    48%
                          Goodwill amortization                                         -        (3)        (3)   100%
                          Other expenses                                             (243)     (214)      (214)   (14%)
                          ---------------------------------------------------------------------------------------------

                                INCOME BEFORE INCOME TAXES AND CUMULATIVE
                                      EFFECT OF ACCOUNTING CHANGE                     560      (362)       285     96%

                          Income tax expense (benefit)                                 78      (245)       (18)    NM
                          Cumulative effect of accounting change, net of tax            -        (8)        (8)   100%
                          ---------------------------------------------------------------------------------------------

                                NET INCOME (LOSS) [1]                                 482      (125)       295     63%

                          Less: Restructuring charges, net of tax                       -       (10)       (10)   100%
                                Loss from early retirement of debt, net of tax          -        (8)        (8)   100%
                                Cumulative effect of accounting change, net of tax      -        (8)        (8)   100%
                                Net realized capital losses, after-tax                (37)      (79)       (79)    53%
                          ---------------------------------------------------------------------------------------------

                                NORTH AMERICAN OPERATING INCOME (LOSS)                519       (20)       400     30%

-----------------------------------------------------------------------------------------------------------------------
OTHER OPERATIONS
                          Other Operations net income (loss)                          (13)       10         10     NM
                             Net realized capital gains (losses), after-tax           (17)        4          4     NM
                          ---------------------------------------------------------------------------------------------
                             Other Operations operating income                          4         6          6    (33%)

-----------------------------------------------------------------------------------------------------------------------
PROPERTY
& CASUALTY                      NET INCOME (LOSS)                                   $ 469    $ (115)     $ 305     54%
                                OPERATING INCOME (LOSS)                             $ 523     $ (14)     $ 406     29%

-----------------------------------------------------------------------------------------------------------------------


[1] The fourth quarter and year ended December 31, 2001 include after-tax goodwill amortization of $1 and $3, respectively.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                         PROPERTY & CASUALTY
                                 NORTH AMERICAN UNDERWRITING RESULTS AND SELECTED FINANCIAL DATA [1]



                                                               FOURTH QUARTER ENDED                       YEAR ENDED
                                                                     DECEMBER 31,                         DECEMBER 31,
                                                      ------------------------------------ -----------------------------------------
                                                              INCLUDING  EXCLUDING                 INCLUDING  EXCLUDING
                                                               SEPT. 11  SEPT. 11                   SEPT. 11  SEPT. 11
                                                       2002     2001      2001      CHANGE  2002      2001      2001       CHANGE
                                                      -------- --------  -------- -------- --------  -------- ---------  -----------
GAAP UNDERWRITING RESULTS
    Written premiums                                   $2,128   $1,871    $1,848      15%   $8,527    $7,569   $ 7,660          11%
    Change in reserve                                     (15)     (41)      (41)     63%      482       319       319          51%
    --------------------------------------------------------------------------------------------------------------------------------
      Earned premiums                                   2,143    1,912     1,889      13%    8,045     7,250     7,341          10%

    Loss and loss adjustment expenses                   1,521    1,416     1,393       9%    5,699     6,004     5,449           5%
    Underwriting expenses                                 589      562       562       5%    2,363     2,199     2,198           8%
    Dividends to policyholders                             17        9         9      89%       57        38        38          50%
    Other adjustments                                      53       28        28      89%       10       (25)      (25)         NM
    --------------------------------------------------------------------------------------------------------------------------------
      UNDERWRITING RESULTS                              $ (37)  $ (103)   $ (103)     64%    $ (84)   $ (966)   $ (319)         74%

------------------------------------------------------------------------------------------------------------------------------------

UNDERWRITING RATIOS
      LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES      59.6     62.1      61.7      2.1     59.6      70.3      62.8          3.2
    --------------------------------------------------------------------------------------------------------------------------------

    Loss adjustment expenses                             11.4     12.0      12.1      0.7     11.2      12.5      11.4          0.2
    Expenses                                             27.7     30.0      30.4      2.7     27.7      29.0      28.7          1.0
    --------------------------------------------------------------------------------------------------------------------------------
      EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES   39.1     42.0      42.5      3.4     38.9      41.5      40.1          1.2
    --------------------------------------------------------------------------------------------------------------------------------

    Policyholder dividends                                0.8      0.5       0.5     (0.3)     0.7       0.5       0.5         (0.2)
    --------------------------------------------------------------------------------------------------------------------------------

      COMBINED RATIO [2]                                 99.4    104.6     104.6      5.2     99.2     112.4     103.4          4.2
------------------------------------------------------------------------------------------------------------------------------------


                                     NORTH AMERICAN P&C           OTHER OPERATIONS              PROPERTY & CASUALTY
                                          DEC. 31,                    DEC. 31,                       DEC. 31,
                                    -------------------         ---------------------        -----------------------
                                     2002     2001               2002       2001               2002          2001
                                    -------- ----------         --------   --------          ----------  -----------
Investments [3]                     $18,137   $ 16,140           $2,436     $2,169            $ 20,573    $ 18,309
Gross Loss & LAE Reserves [3]        13,053     12,999            4,106      4,037              17,159      17,036
Net Loss & LAE Reserves [3]          10,206     10,037            2,935      2,825              13,141      12,862
Equity x-AOCI, net of tax             3,951      3,432              311        321               4,262       3,753
Equity including AOCI                 4,567      3,737              403        314               4,970       4,051

--------------------------------------------------------------------------------------------------------------------

[1]   Underwriting results section excludes Other Operations.
[2] Losses related to Enron impacted the combined ratio for the fourth quarter and year ended December 31, 2001 by 1.3 and 0.3 points, respectively.
[3] Effective January 1, 2002 the Company transferred $210 of investments, $311 of gross loss & LAE reserves and $300 of net loss & LAE reserves from North American to Other Operations reflecting the runoff of the Company's international reinsurance business.

                           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                       PROPERTY & CASUALTY
                                      UNDERWRITING RESULTS
                                       BUSINESS INSURANCE


                                                                FOURTH QUARTER ENDED
                                                                    DECEMBER 31,
                                                      -----------------------------------------
                                                                 INCLUDING   EXCLUDING
                                                                  SEPT. 11   SEPT. 11
                                                        2002       2001       2001     CHANGE
                                                      ---------  ---------  ---------- --------
GAAP UNDERWRITING RESULTS
    Written premiums                                     $ 885      $ 752       $ 752      18%
    Change in reserve                                       52         47          47      11%
    -------------------------------------------------------------------------------------------
       Earned premiums                                     833        705         705      18%

    Loss and loss adjustment expenses                      510        437         437      17%
    Underwriting expenses                                  280        251         251      12%
    Dividends to policyholders                              13          8           8      63%
    Other adjustments                                        3         (1)         (1)     NM
    -------------------------------------------------------------------------------------------
       UNDERWRITING RESULTS                               $ 27       $ 10        $ 10     170%

-----------------------------------------------------------------------------------------------

UNDERWRITING RATIOS
       LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES      48.2       50.1        50.1      1.9
    -------------------------------------------------------------------------------------------

    Loss adjustment expenses                              13.0       11.8        11.8     (1.2)
    Expenses                                              31.8       33.4        33.4      1.6
    -------------------------------------------------------------------------------------------
       EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES   44.8       45.2        45.2      0.4
    -------------------------------------------------------------------------------------------

    Policyholder dividends                                 1.6        1.2         1.2     (0.4)
    -------------------------------------------------------------------------------------------

       COMBINED RATIO                                     94.5       96.5        96.5      2.0
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

WRITTEN PREMIUM BREAKDOWN
    Small Commercial                                     $ 440      $ 378       $ 378      16%
    Middle Market                                          445        374         374      19%
    September 11 Terrorist Attack                            -          -           -       -
    -------------------------------------------------------------------------------------------
       TOTAL                                             $ 885      $ 752       $ 752      18%
-----------------------------------------------------------------------------------------------


                                                                    YEAR ENDED
                                                                     DECEMBER 31,
                                                      ------------------------------------------
                                                                 INCLUDING   EXCLUDING
                                                                  SEPT. 11   SEPT. 11
                                                         2002       2001       2001     CHANGE
                                                      ----------  ---------  ---------- --------
GAAP UNDERWRITING RESULTS
    Written premiums                                     $3,412     $2,871      $2,886      18%
    Change in reserve                                       286        241         241      19%
    --------------------------------------------------------------------------------------------
       Earned premiums                                    3,126      2,630       2,645      18%

    Loss and loss adjustment expenses                     1,962      1,934       1,704      15%
    Underwriting expenses                                 1,088        926         926      17%
    Dividends to policyholders                               48         34          34      41%
    Other adjustments                                       (16)       (22)        (22)     27%
    --------------------------------------------------------------------------------------------
       UNDERWRITING RESULTS                                $ 44     $ (242)        $ 3      NM

------------------------------------------------------------------------------------------------

UNDERWRITING RATIOS
       LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES       50.7       59.9        52.3      1.6
    --------------------------------------------------------------------------------------------

    Loss adjustment expenses                               12.0       13.7        12.1      0.1
    Expenses                                               31.9       32.3        32.1      0.2
    --------------------------------------------------------------------------------------------
       EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES    43.9       45.9        44.2      0.3
    --------------------------------------------------------------------------------------------

    Policyholder dividends                                  1.5        1.3         1.3     (0.2)
    --------------------------------------------------------------------------------------------

       COMBINED RATIO                                      96.2      107.1        97.8      1.6
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------

WRITTEN PREMIUM BREAKDOWN
    Small Commercial                                     $1,678     $1,447      $1,447      16%
    Middle Market                                         1,734      1,439       1,439      21%
    September 11 Terrorist Attack                             -        (15)          -       -
    --------------------------------------------------------------------------------------------
       TOTAL                                             $3,412     $2,871      $2,886      18%
------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                              UNDERWRITING RESULTS
                                 PERSONAL LINES


                                                               FOURTH QUARTER ENDED
                                                                   DECEMBER 31,
                                                     -----------------------------------------
                                                              INCLUDING  EXCLUDING
                                                               SEPT. 11   SEPT. 11
                                                       2002       2001       2001      CHANGE
                                                     ---------  ---------  ---------  --------
GAAP UNDERWRITING RESULTS
    Written premiums                                    $ 756      $ 713      $ 713        6%
    Change in reserve                                     (10)         6          6       NM
    ------------------------------------------------------------------------------------------
       Earned premiums                                    766        707        707        8%

    Loss and loss adjustment expenses                     584        575        575        2%
    Underwriting expenses                                 176        168        168        5%
    Dividends to policyholders                              -          -          -        -
    Other adjustments                                       4         (2)        (2)      NM
    ------------------------------------------------------------------------------------------
       UNDERWRITING RESULTS                               $ 2      $ (34)     $ (34)      NM

----------------------------------------------------------------------------------------------

UNDERWRITING RATIOS
       LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES     64.8       69.7       69.7       4.9
    ------------------------------------------------------------------------------------------

    Loss adjustment expenses                             11.4       11.5       11.5       0.1
    Expenses                                             23.2       23.6       23.6       0.4
    ------------------------------------------------------------------------------------------
       EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES  34.7       35.1       35.1       0.4
    ------------------------------------------------------------------------------------------

    Policyholder dividends                                  -          -          -         -
    ------------------------------------------------------------------------------------------

       COMBINED RATIO                                    99.5      104.8      104.8       5.3
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------

WRITTEN PREMIUM BREAKDOWN
    AARP                                                $ 455      $ 409      $ 409       11%
    Other Affinity                                         42         50         50      (16%)
    Standard                                              197        196        196        1%
    Non-Standard                                           62         58         58        7%
    ------------------------------------------------------------------------------------------
       TOTAL                                            $ 756      $ 713      $ 713        6%
----------------------------------------------------------------------------------------------


                                                                   YEAR ENDED
                                                                   DECEMBER 31,
                                                       ----------------------------------------
                                                              INCLUDING   EXCLUDING
                                                                SEPT. 11   SEPT. 11
                                                        2002       2001       2001     CHANGE
                                                       --------- ---------- ---------- --------
GAAP UNDERWRITING RESULTS
    Written premiums                                     $3,050     $2,860     $2,860       7%
    Change in reserve                                        66        113        113     (42%)
    -------------------------------------------------------------------------------------------
       Earned premiums                                    2,984      2,747      2,747       9%

    Loss and loss adjustment expenses                     2,319      2,173      2,164       7%
    Underwriting expenses                                   703        687        687       2%
    Dividends to policyholders                                -          -          -       -
    Other adjustments                                         8        (26)       (26)     NM
    -------------------------------------------------------------------------------------------
       UNDERWRITING RESULTS                               $ (46)     $ (87)     $ (78)     41%

-----------------------------------------------------------------------------------------------

UNDERWRITING RATIOS
       LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES       66.1       67.4       67.2      1.1
    -------------------------------------------------------------------------------------------

    Loss adjustment expenses                               11.6       11.7       11.6        -
    Expenses                                               23.0       24.0       24.0      1.0
    -------------------------------------------------------------------------------------------
       EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES    34.7       35.7       35.6      0.9
    -------------------------------------------------------------------------------------------

    Policyholder dividends                                    -          -          -        -
    -------------------------------------------------------------------------------------------

       COMBINED RATIO                                     100.8      103.1      102.8      2.0
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

WRITTEN PREMIUM BREAKDOWN
    AARP                                                 $1,855     $1,638     $1,638      13%
    Other Affinity                                          179        201        201     (11%)
    Standard                                                756        783        783      (3%)
    Non-Standard                                            260        238        238       9%
    -------------------------------------------------------------------------------------------
       TOTAL                                             $3,050     $2,860     $2,860       7%
-----------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                              UNDERWRITING RESULTS
                              SPECIALTY COMMERCIAL


                                                                FOURTH QUARTER ENDED                     YEAR ENDED
                                                                    DECEMBER 31,                          DECEMBER 31,
                                                      --------------------------------------- --------------------------------------
                                                                INCLUDING  EXCLUDING                   INCLUDING  EXCLUDING
                                                                SEPT. 11    SEPT. 11                    SEPT. 11   SEPT. 11
                                                        2002      2001       2001     CHANGE     2002      2001      2001     CHANGE
                                                      --------  --------  --------- --------- --------- ---------  --------  -------
GAAP UNDERWRITING RESULTS
     Written premiums                                   $ 334     $ 214      $ 214       56%    $1,362     $ 989     $ 996      37%
     Change in reserve                                    (18)      (42)       (42)      57%       140       (33)      (33)      NM
     -------------------------------------------------------------------------------------------------------------------------------
       Earned premiums                                    352       256        256       38%     1,222     1,022     1,029      19%

     Loss and loss adjustment expenses                    252       187        187       35%       849       925       766      11%
     Underwriting expenses                                 87        89         89       (2%)      381       334       333      14%
     Dividends to policyholders                             4         1          1       NM          9         4         4     125%
     Other adjustments                                     33        18         18       83%         6        21        21     (71%)
     -------------------------------------------------------------------------------------------------------------------------------
       UNDERWRITING RESULTS                             $ (24)    $ (39)     $ (39)      38%     $ (23)   $ (262)    $ (95)     76%

------------------------------------------------------------------------------------------------------------------------------------

UNDERWRITING RATIOS
       LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES     61.0      56.0       56.0      (5.0)     57.6      73.1      59.5      1.9
     -------------------------------------------------------------------------------------------------------------------------------

     Loss adjustment expenses                            10.4      18.2       18.2       7.8      11.8      17.6      15.0      3.2
     Expenses                                            25.7      41.0       41.0      15.3      27.9      33.8      33.4      5.5
     -------------------------------------------------------------------------------------------------------------------------------
       EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES  36.2      59.2       59.2      23.0      39.8      51.4      48.4      8.6
     -------------------------------------------------------------------------------------------------------------------------------

     Policyholder dividends                               1.0       0.3        0.3      (0.7)      0.7       0.4       0.4     (0.3)
     -------------------------------------------------------------------------------------------------------------------------------

       COMBINED RATIO [1]                                98.1     115.5      115.5      17.4      98.1     124.8     108.3     10.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

WRITTEN PREMIUM BREAKDOWN
     Risk Management Division                            $ 42      $ 31       $ 31       35%     $ 235     $ 227     $ 227       4%
     Property                                              70        51         51       37%       405       284       284      43%
     Casualty                                              86        55         55       56%       321       207       207      55%
     Bond                                                  38        26         26       46%       157       138       138      14%
     Professional Liability                                75        58         58       29%       239       168       168      42%
     Other                                                 23        (7)        (7)       NM         5       (28)      (28)     NM
     September 11 Terrorist Attack                          -         -          -         -         -        (7)        -       -
     -------------------------------------------------------------------------------------------------------------------------------
       TOTAL                                            $ 334     $ 214      $ 214       56%    $1,362     $ 989     $ 996      37%
------------------------------------------------------------------------------------------------------------------------------------

[1] Losses related to Enron impacted the combined ratio for the fourth quarter and year ended December 31, 2001 by 6.2 and 1.5 points, respectively.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                              UNDERWRITING RESULTS
                                   REINSURANCE


                                                              FOURTH QUARTER ENDED                        YEAR ENDED
                                                                    DECEMBER 31,                           DECEMBER 31,
                                                       ------------------------------------- --------------------------------------
                                                               INCLUDING  EXCLUDING                   INCLUDING  EXCLUDING
                                                                SEPT. 11   SEPT. 11                    SEPT. 11   SEPT. 11
                                                       2002      2001       2001      CHANGE   2002       2001      2001     CHANGE
                                                       ------- ---------  ---------  ------- --------  --------- ---------  -------
GAAP UNDERWRITING RESULTS
     Written premiums                                   $ 153     $ 192      $ 169      (9%)   $ 703      $ 849     $ 918     (23%)
     Change in reserve                                    (39)      (52)       (52)     25%      (10)        (2)       (2)      NM
     ------------------------------------------------------------------------------------------------------------------------------
       Earned premiums                                    192       244        221     (13%)     713        851       920     (23%)

     Loss and loss adjustment expenses                    175       217        194     (10%)     569        972       815     (30%)
     Underwriting expenses                                 46        54         54     (15%)     191        252       252     (24%)
     Dividends to policyholders                             -         -          -       -         -          -         -       -
     Other adjustments                                     13        13         13       -        12          2         2       NM
     ------------------------------------------------------------------------------------------------------------------------------
       UNDERWRITING RESULTS                             $ (42)    $ (40)     $ (40)     (5%)   $ (59)    $ (375)   $ (149)     60%

-----------------------------------------------------------------------------------------------------------------------------------

UNDERWRITING RATIOS
       LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES     85.5      81.4       79.5     (6.0)    74.9      108.9      83.7      8.8
     ------------------------------------------------------------------------------------------------------------------------------

     Loss adjustment expenses                             5.6       7.4        8.2      2.6      4.9        5.3       4.9        -
     Expenses                                            30.7      28.4       32.2      1.5     27.2       29.7      27.4      0.2
     ------------------------------------------------------------------------------------------------------------------------------
       EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES  36.3      35.8       40.4      4.1     32.1       35.0      32.3      0.2
     ------------------------------------------------------------------------------------------------------------------------------

     Policyholder dividends                                 -         -          -        -        -          -         -        -
     ------------------------------------------------------------------------------------------------------------------------------

       COMBINED RATIO [1] [2]                           121.8     117.2      119.9     (1.9)   107.1      143.9     116.1      9.0
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

WRITTEN PREMIUM BREAKDOWN
     Traditional reinsurance                            $ 150     $ 159      $ 159      (6%)   $ 618      $ 736     $ 736     (16%)
     Alternative Risk Transfer (ART)                        3        10         10     (70%)      85        182       182     (53%)
     September 11 Terrorist Attack                          -        23          -       -         -        (69)        -       -
     ------------------------------------------------------------------------------------------------------------------------------
       TOTAL                                            $ 153     $ 192      $ 169      (9%)   $ 703      $ 849     $ 918     (23%)
-----------------------------------------------------------------------------------------------------------------------------------

[1] Losses related to Enron impacted the combined ratio for the fourth quarter and year ended December 31, 2001 by 4.5 and 1.1 points, respectively.
[2] Excluding ART, the combined ratio for the fourth quarter and year ended December 31, 2002 would improve by 19.7 and 5.0 points, respectively.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                                OPERATING RESULTS
                              OTHER OPERATIONS [1]



                                                                       FOURTH QUARTER ENDED                      YEAR ENDED
                                                                            DECEMBER 31,                         DECEMBER 31,
                                                                -----------------------------------  -------------------------------
                                                                  2002         2001         CHANGE     2002         2001     CHANGE
                                                                ----------  -----------  ----------  ----------  ----------- -------

INTERNATIONAL  Total revenues                                      $ -          $ -          -          $ -         $ 25     (100%)
               --------------------------------------------------------------------------------------------------------------------
               Net income                                            -           (1)       100%           -            1     (100%)
                  Net realized capital gains, after-tax              -            -          -            -            3     (100%)
               --------------------------------------------------------------------------------------------------------------------
               Operating income (loss)                             $ -         $ (1)       100%         $ -         $ (2)     100%

-----------------------------------------------------------------------------------------------------------------------------------
OTHER          Total revenues                                     $ 51         $ 35         46%       $ 189        $ 143       32%
               --------------------------------------------------------------------------------------------------------------------
               Net income (loss)                                     6            5         20%         (13)           9        NM
                  Net realized capital gains (losses), after-tax     4            -          -          (17)           1        NM
               --------------------------------------------------------------------------------------------------------------------
               Operating income                                    $ 2          $ 5        (60%)        $ 4          $ 8      (50%)

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER    Total revenues                                     $ 51         $ 35         46%       $ 189        $ 168       13%
               --------------------------------------------------------------------------------------------------------------------
OPERATIONS     Net income (loss)                                     6            4         50%         (13)          10        NM
                  Net realized capital gains (losses), after-tax     4            -          -          (17)           4        NM
               --------------------------------------------------------------------------------------------------------------------
               Operating income                                    $ 2          $ 4        (50%)        $ 4          $ 6      (33%)

-----------------------------------------------------------------------------------------------------------------------------------

[1] Other Operations includes certain property and casualty insurance operations which have discontinued writing new business, claims related to asbestos and environmental exposures and Property & Casualty's International businesses up until their dates of sale. The results of Other Operations have been excluded from North American.

                                  INVESTMENTS

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                          GENERAL ACCOUNT
                                                   INVESTMENT EARNINGS BEFORE-TAX



FOURTH QUARTER ENDED DECEMBER 31, 2002
--------------------------------------
                                          LIFE               PROPERTY & CASUALTY           CORPORATE               CONSOLIDATED
                                  ------------------------ ------------------------ ------------------------ ----------------------
                                              Net Realized             Net Realized             Net Realized           Net Realized
                                                Capital                  Capital                  Capital                  Capital
                                  Income      Gain/(Loss)  Income      Gain/(Loss)  Income      Gain/(Loss)  Income     Gain/(Loss)
                                  ------      -----------  ------      -----------  ------      -----------  ------     -----------

Fixed maturities [1]
  Taxable                            $ 370                     $ 161                      $ 1                    $ 532
  Tax-exempt                            25                       107                        -                      132
-----------------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                 395        $ (69)         268        $ 42            1         $ -          664       $ (27)
Equities                                 5           (3)           4         (42)           -           -            9         (45)
Mortgage loans                           6            -            4           -            -           -           10           -
Real estate                              -            -            -          (1)           -           -            -          (1)
Policy loans                            58            -            -           -            -           -           58           -
Other                                   40            8           18          (2)           5           -           63           6
-----------------------------------------------------------------------------------------------------------------------------------
Subtotal                               504          (64)         294          (3)           6           -          804         (67)
Less investment expense                  6            -            6           -            -           -           12           -
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT EARNINGS            $ 498        $ (64)       $ 288        $ (3)         $ 6         $ -        $ 792       $ (67)
-----------------------------------------------------------------------------------------------------------------------------------


FOURTH QUARTER ENDED DECEMBER 31, 2001
--------------------------------------

Fixed maturities [1]
  Taxable                            $ 332                     $ 141                      $ -                    $ 473
  Tax-exempt                            20                       108                        -                      128
-----------------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                 352        $ (53)         249       $ (28)           -         $ -          601       $ (81)
Equities                                 8            -            5         (39)           -           -           13         (39)
Mortgage loans                           6            -            1           1            -           -            7           1
Real estate                              -            -           (1)          -            -           -           (1)          -
Policy loans                            72            -            -           -            -           -           72           -
Other                                   25          (13)          13         (13)           5           -           43         (26)
-----------------------------------------------------------------------------------------------------------------------------------
Subtotal                               463          (66)         267         (79)           5           -          735        (145)
Less investment expense                  4            -            5           -            -           -            9           -
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT EARNINGS            $ 459        $ (66)       $ 262       $ (79)         $ 5         $ -        $ 726      $ (145)
-----------------------------------------------------------------------------------------------------------------------------------

[1]   Includes income on short-term bonds.

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                          GENERAL ACCOUNT
                                                   INVESTMENT EARNINGS BEFORE-TAX



FOR THE YEAR ENDED DECEMBER 31, 2002
------------------------------------

                                           LIFE               PROPERTY & CASUALTY          CORPORATE                CONSOLIDATED
                                  ------------------------ ------------------------ ------------------------ ----------------------
                                             Net Realized          Net Realized                Net Realized            Net Realized
                                               Capital               Capital                     Capital                  Capital
                                    Income   Gain/(Loss)   Income  Gain/(Loss)      Income     Gain/(Loss)    Income    Gain/(Loss)
                                    ------   -----------   ------  -----------      ------     -----------    ------    -----------

Fixed maturities [1]
  Taxable                            $ 1,394                $ 591                     $ 2                     $ 1,987
  Tax-exempt                              91                  432                       -                         523
-------------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                 1,485      (295)     1,023     (82)              2           -           2,510    $ (377)
Equities                                  19       (22)        17     (20)              -           -              36       (42)
Mortgage loans                            22         -          9       -               -           -              31         -
Real estate                                -         -          2       2               -           -               2         2
Policy loans                             254         -          -       -               -           -             254         -
Other                                     99         -         46      17              18           -             163        17
--------------------------------------------------------------------------------------------------------------------------------
Subtotal                               1,879      (317)     1,097     (83)             20           -           2,996      (400)
Less investment expense                   21         -         22       -               -           -              43         -
--------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT EARNINGS            $ 1,858    $ (317)   $ 1,075   $ (83)           $ 20         $ -         $ 2,953    $ (400)
--------------------------------------------------------------------------------------------------------------------------------

After-tax yield on total
   investment portfolio [2]             4.1%                 4.5%                                                4.3%
                                                                                                           ---------------------

FOR THE YEAR ENDED DECEMBER 31, 2001
------------------------------------

Fixed maturities [1]
  Taxable                            $ 1,291                $ 567                     $ -                     $ 1,858
  Tax-exempt                              73                  431                       -                         504
--------------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                 1,364       (48)       998      (1)              -           -           2,362     $ (49)
Equities                                  19       (11)        20     (23)              -           -              39       (34)
Mortgage loans                            24         -          9       1               -           -              33         1
Real estate                                -         -          2       -               -           -               2         -
Policy loans                             307         -          -       -               -           -             307         -
Other                                     81       (74)        44     (80)             18           -             143      (154)
--------------------------------------------------------------------------------------------------------------------------------
Subtotal                               1,795      (133)     1,073    (103)             18           -           2,886      (236)
Less investment expense                   16         -         20       -               -           -              36         -
--------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT EARNINGS            $ 1,779    $ (133)   $ 1,053  $ (103)           $ 18         $ -         $ 2,850    $ (236)
--------------------------------------------------------------------------------------------------------------------------------

After-tax yield on total
   investment portfolio [2]             4.7%                 4.7%                                                4.7%


[1]   Includes income on short-term bonds.
[2] After-tax yield calculated by dividing after-tax net investment income by average invested assets at amortized cost (current + prior year end).

                                THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                              GENERAL ACCOUNT
                                      COMPOSITION OF INVESTED ASSETS





DECEMBER 31, 2002
-----------------
                                                     LIFE                         PROPERTY & CASUALTY
                                           ----------------------------      ----------------------------
                                                AMOUNT        PERCENT             AMOUNT        PERCENT
                                                ------        -------             ------        -------

Fixed maturities, at fair value                 $ 29,377         86.7%            $ 19,446         94.5%
Equity securities, at fair value                     458          1.3%                 459          2.2%
Policy loans, at outstanding balance               2,934          8.7%                   -             -
Real estate/Mortgage loans, at cost                  334          1.0%                 131          0.7%
Other investments                                    788          2.3%                 537          2.6%
---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS                               $ 33,891        100.0%            $ 20,573        100.0%
---------------------------------------------------------------------------------------------------------


DECEMBER 31, 2002
-----------------
                                                   CORPORATE                           CONSOLIDATED
                                            ---------------------------       ---------------------------
                                                 AMOUNT       PERCENT              AMOUNT       PERCENT
                                                 ------       -------              ------       -------

Fixed maturities, at fair value                     $ 66        100.0%             $ 48,889        89.6%
Equity securities, at fair value                       -             -                  917         1.7%
Policy loans, at outstanding balance                   -             -                2,934         5.4%
Real estate/Mortgage loans, at cost                    -             -                  465         0.9%
Other investments                                      -             -                1,325         2.4%
---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS                                   $ 66        100.0%             $ 54,530       100.0%
---------------------------------------------------------------------------------------------------------



DECEMBER 31, 2001
-----------------


Fixed maturities, at fair value                 $ 23,301         82.1%            $ 16,742         91.5%
Equity securities, at fair value                     428          1.5%                 921          5.0%
Policy loans, at outstanding balance               3,317         11.7%                   -             -
Real estate/Mortgage loans, at cost                  330          1.2%                  59          0.3%
Other investments                                  1,001          3.5%                 587          3.2%
---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS                               $ 28,377        100.0%            $ 18,309        100.0%
---------------------------------------------------------------------------------------------------------



DECEMBER 31, 2001
-----------------


Fixed maturities, at fair value                      $ 3        100.0%             $ 40,046        85.8%
Equity securities, at fair value                       -             -                1,349         2.9%
Policy loans, at outstanding balance                   -             -                3,317         7.1%
Real estate/Mortgage loans, at cost                    -             -                  389         0.8%
Other investments                                      -             -                1,588         3.4%
---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS                                    $ 3        100.0%             $ 46,689       100.0%
---------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                 GENERAL ACCOUNT
                     FIXED MATURITIES BY TYPE AT FAIR VALUE



DECEMBER 31, 2002
-----------------

                                                      LIFE                        PROPERTY & CASUALTY
                                          ---------------------------       ------------------------------
                                               AMOUNT       PERCENT              AMOUNT        PERCENT
                                               ------       -------              ------        -------

Corporate                                      $ 14,596        49.7%             $ 5,459            28.0%
CMO                                                 691         2.4%                  49             0.3%
Municipal - tax-exempt                            2,000         6.8%               8,846            45.5%
Gov't/Gov't agencies - U.S.                         360         1.2%                 124             0.6%
ABS                                               3,954        13.5%                 731             3.8%
Gov't/Gov't agencies - Foreign                      526         1.8%               1,088             5.6%
MBS - agency                                      1,851         6.3%                 522             2.7%
Commercial MBS                                    4,234        14.4%               1,573             8.1%
Municipal - taxable                                  31         0.1%                  52             0.3%
Redeemable preferred stock                           34         0.1%                  68             0.3%
Short-term                                        1,100         3.7%                 934             4.8%
-----------------------------------------------------------------------------------------------------------

TOTAL FIXED MATURITIES                         $ 29,377       100.0%            $ 19,446           100.0%
-----------------------------------------------------------------------------------------------------------


DECEMBER 31, 2002
-----------------

                                                        CORPORATE                       CONSOLIDATED
                                               --------------------------       ---------------------------
                                                    AMOUNT       PERCENT             AMOUNT       PERCENT
                                                    ------       -------             ------       -------

Corporate                                               $ -            -            $ 20,055         40.9%
CMO                                                       -            -                 740          1.5%
Municipal - tax-exempt                                    -            -              10,846         22.2%
Gov't/Gov't agencies - U.S.                               -            -                 484          1.0%
ABS                                                       -            -               4,685          9.6%
Gov't/Gov't agencies - Foreign                            -            -               1,614          3.3%
MBS - agency                                              -            -               2,373          4.9%
Commercial MBS                                            -            -               5,807         11.9%
Municipal - taxable                                       -            -                  83          0.2%
Redeemable preferred stock                                -            -                 102          0.2%
Short-term                                               66       100.0%               2,100          4.3%
-----------------------------------------------------------------------------------------------------------

TOTAL FIXED MATURITIES                                 $ 66       100.0%            $ 48,889        100.0%
-----------------------------------------------------------------------------------------------------------


DECEMBER 31, 2001
-----------------

Corporate                                      $ 11,419        49.0%             $ 4,179            25.0%
CMO                                                 767         3.3%                  97             0.6%
Municipal - tax-exempt                            1,565         6.7%               8,401            50.2%
Gov't/Gov't agencies - U.S.                         374         1.6%                 201             1.2%
ABS                                               3,427        14.7%                 717             4.3%
Gov't/Gov't agencies - Foreign                      390         1.7%                 613             3.6%
MBS - agency                                        981         4.2%                 381             2.3%
Commercial MBS                                    3,029        13.0%               1,145             6.8%
Municipal - taxable                                  47         0.2%                  47             0.3%
Redeemable preferred stock                           57         0.3%                  99             0.6%
Short-term                                        1,245         5.3%                 862             5.1%
-----------------------------------------------------------------------------------------------------------

TOTAL FIXED MATURITIES                         $ 23,301       100.0%            $ 16,742           100.0%
-----------------------------------------------------------------------------------------------------------



DECEMBER 31, 2001
-----------------

Corporate                                               $ -            -            $ 15,598         39.0%
CMO                                                       3       100.0%                 867          2.2%
Municipal - tax-exempt                                    -            -               9,966         24.9%
Gov't/Gov't agencies - U.S.                               -            -                 575          1.4%
ABS                                                       -            -               4,144         10.3%
Gov't/Gov't agencies - Foreign                            -            -               1,003          2.5%
MBS - agency                                              -            -               1,362          3.4%
Commercial MBS                                            -            -               4,174         10.4%
Municipal - taxable                                       -            -                  94          0.2%
Redeemable preferred stock                                -            -                 156          0.4%
Short-term                                                -            -               2,107          5.3%
-----------------------------------------------------------------------------------------------------------

TOTAL FIXED MATURITIES                                  $ 3       100.0%            $ 40,046        100.0%
-----------------------------------------------------------------------------------------------------------


                               THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                             GENERAL ACCOUNT
                                     FIXED MATURITIES ASSET QUALITY




DECEMBER 31, 2002
-----------------

                                                  LIFE                        PROPERTY & CASUALTY
                                       ----------------------------       ----------------------------
                                             AMOUNT        PERCENT              AMOUNT        PERCENT
                                             ------        -------              ------        -------

AAA                                          $ 5,495         18.7%              $ 7,398         38.1%
AA                                             3,284         11.2%                3,388         17.4%
A                                              8,766         29.8%                3,567         18.3%
BBB                                            6,546         22.3%                2,456         12.6%
Government                                     2,786          9.5%                  660          3.4%
BB & below                                     1,400          4.8%                1,043          5.4%
Short-term                                     1,100          3.7%                  934          4.8%
-------------------------------------------------------------------------------------------------------

TOTAL FIXED MATURITIES                      $ 29,377        100.0%             $ 19,446        100.0%
-------------------------------------------------------------------------------------------------------


DECEMBER 31, 2002
-----------------

                                                CORPORATE                          CONSOLIDATED
                                       ----------------------------       ----------------------------
                                             AMOUNT        PERCENT              AMOUNT        PERCENT
                                             ------        -------              ------        -------

AAA                                              $ -             -             $ 12,893         26.4%
AA                                                 -             -                6,672         13.7%
A                                                  -             -               12,333         25.2%
BBB                                                -             -                9,002         18.4%
Government                                         -             -                3,446          7.0%
BB & below                                         -             -                2,443          5.0%
Short-term                                        66        100.0%                2,100          4.3%
------------------------------------------------------------------------------------------------------

TOTAL FIXED MATURITIES                          $ 66        100.0%             $ 48,889        100.0%
------------------------------------------------------------------------------------------------------


DECEMBER 31, 2001
-----------------

AAA                                          $ 3,927         16.9%              $ 6,160         36.8%
AA                                             2,643         11.3%                3,126         18.7%
A                                              7,919         34.0%                3,193         19.1%
BBB                                            4,977         21.4%                1,876         11.2%
Government                                     1,903          8.2%                  639          3.8%
BB & below                                       687          2.9%                  886          5.3%
Short-term                                     1,245          5.3%                  862          5.1%
-------------------------------------------------------------------------------------------------------

TOTAL FIXED MATURITIES                      $ 23,301        100.0%             $ 16,742        100.0%
-------------------------------------------------------------------------------------------------------



DECEMBER 31, 2001
-----------------

AAA                                              $ -             -             $ 10,087         25.2%
AA                                                 -             -                5,769         14.4%
A                                                  -             -               11,112         27.7%
BBB                                                -             -                6,853         17.1%
Government                                         3        100.0%                2,545          6.4%
BB & below                                         -             -                1,573          3.9%
Short-term                                         -             -                2,107          5.3%
------------------------------------------------------------------------------------------------------

TOTAL FIXED MATURITIES                           $ 3        100.0%             $ 40,046        100.0%
------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                  LIFE GENERAL AND GUARANTEED SEPARATE ACCOUNT
                         COMPOSITION OF INVESTED ASSETS




DECEMBER 31, 2002
-----------------
                                                                         LIFE GUARANTEED
                                         LIFE GENERAL ACCOUNT             SEPARATE ACCOUNT                      TOTAL
                                      ----------------------------  -----------------------------  ------------------------------
                                          AMOUNT        PERCENT           AMOUNT        PERCENT          AMOUNT        PERCENT
                                          ------        -------           ------        -------          ------        -------

Fixed maturities, at fair value           $ 29,377          86.7%         $ 11,085         96.6%         $ 40,462          89.2%
Equity securities, at fair value               458           1.3%               45          0.4%              503           1.1%
Policy loans, at outstanding balance         2,934           8.7%                -             -            2,934           6.5%
Real estate/Mortgage loans, at cost            334           1.0%              113          1.0%              447           1.0%
Other investments                              788           2.3%              227          2.0%            1,015           2.2%
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS                         $ 33,891         100.0%         $ 11,470        100.0%         $ 45,361         100.0%
---------------------------------------------------------------------------------------------------------------------------------

DECEMBER 31, 2001


Fixed maturities, at fair value           $ 23,301          82.1%          $ 9,842         97.7%         $ 33,143          86.2%
Equity securities, at fair value               428           1.5%               48          0.5%              476           1.2%
Policy loans, at outstanding balance         3,317          11.7%                -             -            3,317           8.6%
Real estate/Mortgage loans, at cost            330           1.2%               26          0.2%              356           0.9%
Other investments                            1,001           3.5%              160          1.6%            1,161           3.1%
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS                         $ 28,377         100.0%         $ 10,076        100.0%         $ 38,453         100.0%
---------------------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                  LIFE GENERAL AND GUARANTEED SEPARATE ACCOUNT
                     FIXED MATURITIES BY TYPE AT FAIR VALUE



DECEMBER 31, 2002
-----------------
                                                                         LIFE GUARANTEED
                                       LIFE GENERAL ACCOUNT             SEPARATE ACCOUNT                    TOTAL
                                   -----------------------------  -----------------------------  ------------------------------
                                         AMOUNT        PERCENT           AMOUNT        PERCENT          AMOUNT        PERCENT
                                         ------        -------           ------        -------          ------        -------

Corporate                               $ 14,596          49.7%          $ 6,479         58.5%         $ 21,075          52.1%
CMO                                          691           2.4%              212          1.9%              903           2.2%
Municipal - tax-exempt                     2,000           6.8%                -             -            2,000           4.9%
Gov't/Gov't agencies - U.S.                  360           1.2%              333          3.0%              693           1.7%
ABS                                        3,954          13.5%            1,406         12.7%            5,360          13.3%
Gov't/Gov't agencies - Foreign               526           1.8%              320          2.9%              846           2.1%
MBS - agency                               1,851           6.3%              445          4.0%            2,296           5.7%
Commercial MBS                             4,234          14.4%            1,754         15.8%            5,988          14.8%
Municipal - taxable                           31           0.1%               83          0.7%              114           0.3%
Redeemable preferred stock                    34           0.1%                -             -               34           0.1%
Short-term                                 1,100           3.7%               53          0.5%            1,153           2.8%
-------------------------------------------------------------------------------------------------------------------------------

TOTAL FIXED MATURITIES                  $ 29,377         100.0%         $ 11,085        100.0%         $ 40,462         100.0%
-------------------------------------------------------------------------------------------------------------------------------

DECEMBER 31, 2001
-----------------

Corporate                               $ 11,419          49.0%          $ 5,775         58.7%         $ 17,194          52.0%
CMO                                          767           3.3%              209          2.1%              976           2.9%
Municipal - tax-exempt                     1,565           6.7%                -             -            1,565           4.7%
Gov't/Gov't agencies - U.S.                  374           1.6%              364          3.7%              738           2.2%
ABS                                        3,427          14.7%            1,140         11.6%            4,567          13.8%
Gov't/Gov't agencies - Foreign               390           1.7%              248          2.5%              638           1.9%
MBS - agency                                 981           4.2%              210          2.1%            1,191           3.6%
Commercial MBS                             3,029          13.0%            1,592         16.2%            4,621          13.9%
Municipal - taxable                           47           0.2%               79          0.8%              126           0.4%
Redeemable preferred stock                    57           0.3%                -             -               57           0.2%
Short-term                                 1,245           5.3%              225          2.3%            1,470           4.4%
-------------------------------------------------------------------------------------------------------------------------------

TOTAL FIXED MATURITIES                  $ 23,301         100.0%          $ 9,842        100.0%         $ 33,143         100.0%
-------------------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                  LIFE GENERAL AND GUARANTEED SEPARATE ACCOUNT
                         FIXED MATURITIES ASSET QUALITY




DECEMBER 31 2002
----------------
                                                                   LIFE GUARANTEED
                              LIFE GENERAL ACCOUNT                 SEPARATE ACCOUNT                       TOTAL
                        ---------------------------------  --------------------------------  ---------------------------
                               AMOUNT          PERCENT            AMOUNT          PERCENT          AMOUNT       PERCENT
                               ------          -------            ------          -------          ------       -------

AAA                             $ 5,495            18.7%           $ 1,465           13.2%         $ 6,960        17.2%
AA                                3,284            11.2%             1,112           10.0%           4,396        10.9%
A                                 8,766            29.8%             3,701           33.4%          12,467        30.8%
BBB                               6,546            22.3%             3,119           28.1%           9,665        23.9%
Government                        2,786             9.5%               951            8.6%           3,737         9.2%
BB & below                        1,400             4.8%               684            6.2%           2,084         5.2%
Short-term                        1,100             3.7%                53            0.5%           1,153         2.8%
------------------------------------------------------------------------------------------------------------------------

TOTAL FIXED MATURITIES         $ 29,377           100.0%          $ 11,085          100.0%        $ 40,462       100.0%
------------------------------------------------------------------------------------------------------------------------


DECEMBER 31, 2001
-----------------

AAA                             $ 3,927            16.9%           $ 1,143           11.6%         $ 5,070        15.3%
AA                                2,643            11.3%             1,001           10.2%           3,644        11.0%
A                                 7,919            34.0%             3,609           36.6%          11,528        34.8%
BBB                               4,977            21.4%             2,667           27.1%           7,644        23.1%
Government                        1,903             8.2%               736            7.5%           2,639         8.0%
BB & below                          687             2.9%               461            4.7%           1,148         3.4%
Short-term                        1,245             5.3%               225            2.3%           1,470         4.4%
------------------------------------------------------------------------------------------------------------------------

TOTAL FIXED MATURITIES         $ 23,301           100.0%           $ 9,842          100.0%        $ 33,143       100.0%
------------------------------------------------------------------------------------------------------------------------